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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-3254

Strong Large Cap Growth Fund, Inc.,

on behalf of Strong Large Cap Growth Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2003

Strong

Growth

Funds

Strong Blue Chip Fund

Strong Discovery Fund

Strong Endeavor Fund

Strong Large Cap Growth Fund

Strong U.S. Emerging Growth Fund

Strong Enterprise Fund

Strong Growth 20 Fund

Strong Growth Fund

Strong Large Company Growth Fund

ANNUAL REPORT    |    December 31, 2003

Strong

Growth

Funds

A Few Words From Dick Weiss

Market Update — January 1, 2003, to December 31, 2003

One of the great strengths of Strong Capital Management, Inc. (“Strong”), is the autonomy of its different investment teams. Unlike so many institutions where a single investment philosophy predominates and stock selection is done by committee, Strong is comprised of highly independent investment teams with individual philosophies and practices.

This independence notwithstanding, the investment teams share a common objective — adding value for shareholders.

Despite the turmoil surrounding the mutual fund industry and our firm during the last quarter of 2003, Strong’s investment teams performed admirably. According to Lipper, 74 percent of the Strong Funds beat their respective peer indices since their inception.*

Indeed, 2003 turned out to be a better year than anticipated by the investment world. In October of 2002, the market bottomed, and then began a steady advance upward into 2003. Troubled by the prospect of military conflict with Iraq, the market turned down in January and bottomed again in March. Once the outcome in Iraq

Economic Growth Rebounded in 2003

*	Results are based on total returns. 110 of 149 funds, including separate share classes, outperformed their Lipper Peer Indices since the funds’ inception through 12-31-03. Investment values fluctuate. Results will vary for other time periods. Does not include effect of any loads (as applicable).

(Continued on next page)

became clear, the market anticipated the major business recovery that materialized in the third and fourth quarters, and resumed its forward march. The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq moved up smartly for the remainder of the year.

It was, in effect, a rising tide that lifted many boats. Stocks that had been especially battered by the three-year bear market — either because the market assumed their business models were broken or because they had been pushed to the edge of bankruptcy — enjoyed dramatic recoveries. Once it became clear that the economy had bottomed, many of the most downtrodden stocks rebounded like coiled springs and rose appreciably in the second half of 2003. This is a phenomenon that has typically occurred after tough bear markets and has generally lasted around 6-8 months. I believe we are approaching the end of this phase.

In some instances, I believe going against conventional wisdom in 2004 will spell the difference between average and exceptional performance. For example:

•	Popular opinion has it that manufacturing — a sector which has suffered for roughly 30 years — will continue to falter in 2004. I disagree. It appears that 2004 may shape up to be the first synchronized global economic recovery in years. That, combined with a weak dollar, should make U.S. manufacturing goods increasingly competitive around the world and bolster the sector’s overall results.

•	The energy sector, which significantly underperformed in 2003, looks promising as well. While it participated in the fourth quarter rally, it lagged for the year and was nearing an all-time low, as a percentage of the S&P 500 Index. Energy prices were stronger than most observers expected in 2003. Given the likely increase in demand as the global economy expands, energy prices should remain at the upper end of their normal trading range. This scenario would allow individual energy stocks to play catch-up.

Here at home, the U.S. economy shows unmistakable signs of strengthening. Job growth is gaining momentum. Consumer confidence quite clearly is on the rise. All in all, it’s an encouraging combination.

If you accept the premise that there will be a wider divergence of performance this year, diversification becomes essential. It’s going to be harder to make money in 2004 than it was in 2003. But in a market environment where a rising tide will not lift all issues indiscriminately, diversified mutual funds can be a sound and sensible investment option.

Consumer Confidence Increased in 2003

Thank you for investing with Strong.

Richard T. Weiss

Vice Chairman

Strong Financial Corporation

Strong Blue Chip Fund

The year 2003 proved to be a very strong year for equities, providing welcome relief from the three-year bear market. In this environment, the Strong Blue Chip Fund posted a return of 29.00% for the one-year period. This placed it slightly ahead of its broad-based benchmark, the S&P 500, which returned 28.67%.

Over the year, the Fund’s performance generally followed the same direction as the broader market. The Fund posted mild losses in the first quarter, when the markets and the economy were stalled by concerns about the war with Iraq. Over the remainder of the year, however, the Fund posted strong returns as the war’s quick resolution boosted investor and consumer confidence. Economic stimulus, in the form of tax cuts from the President and Congress, and continued low interest rates from the Federal Reserve helped to drive an economic rebound that supported strong equity performance across virtually every sector of the market.

Small caps led the market

In keeping with our “blue chip” mandate, this Fund focused on the stocks of high-quality, large-cap companies that we believed offer solid prospects for future growth and were available at reasonable prices. In the early stages of the year’s recovery, investors were still cautious, and thus favored larger-company stocks, which can offer a greater degree of stability than small-cap stocks. The Fund benefited strongly from this trend in the second quarter of the year.

As the economy showed signs of an accelerating recovery, though, investors gained more confidence and were willing to take on higher degrees of risk. This led to renewed interest in smaller-company stocks, driving their returns strongly forward in the second half of the year. Our portfolio was strongly skewed toward larger companies, so this shift in market direction was not entirely favorable to our relative returns. Less risk-wary investors also drove technology stocks higher, which did have a positive impact on a number of the Fund’s holdings.

While we retained a large-cap focus, in spring we expanded the universe of stocks eligible for inclusion in the portfolio. This roughly doubled the number of eligible stocks, giving us the ability to be both more flexible and more selective in our investments. This change contributed to the Fund’s improved performance in the late spring and the second half of the year. This does not mean that we are adding small caps to the Fund; it simply indicates that we have been able to make good use of our new ability to range outside of the very largest companies in the U.S.

Technology had strong returns

The return to favor of many technology and telecommunication stocks had a positive impact on the Fund’s performance. Among our successful holdings in these areas were eBay, Yahoo!, and Nextel Communications. We consider eBay and Yahoo! to be representatives of not only the technology sector but also a representative of consumer stocks. This characteristic was strongly evident in 2003, as the two appeared to benefit from strong consumer trends as well as renewed interest in the tech sector. The single most beneficial holding in the portfolio was also a technology stock: networking giant Cisco Systems. Because technology stocks have already experienced a strong run-up, we do not anticipate carrying a large overweighting in the sector (relative to our benchmark) in 2004.

In the second half of the year, we reduced the Fund’s exposure to healthcare stocks. As many stocks in the sector underperformed the market — particularly major pharmaceutical companies — this move benefited our returns. We believe we now can identify companies in the sector that offer good opportunities for growth, given their now much more reasonable valuations.

Recovery appears likely to continue

The consumer has led the economic recovery so far, with heavy spending in housing and cars. We believe consumer spending will continue to play a large role in economic growth in 2004. There are hopes for an improving employment picture, and that, along with continued benefits from 2003’s tax-cut legislation, should help to further the outlook for consumer spending. For this reason, we expect to emphasize consumer-oriented stocks in the portfolio.

Business spending may, however, now be moving into a leadership role, as evidenced by a resurgence in production and rising orders for capital goods. Considering all these factors, we have positioned the Fund to benefit from the global economic expansion that we anticipate will continue in 2004.

Thank you for your investment in the Strong Blue Chip Fund.

Karen E. McGrath

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests, under normal conditions, at least 80% of its net assets in blue chip companies. The Fund considers blue chip companies to be companies whose stock is included in the Russell Top 200 Growth Index or companies with a similar capitalization at the time of the Fund’s investment. The Fund invests in blue chip companies and focuses on companies its manager believes offers the potential for capital growth.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	29.00%
3-year	-12.43%
5-year	-5.36%
Since Fund Inception (6-30-97)	2.69%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 6-30-97 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Discovery Fund

The Strong Discovery Fund delivered its best annual return to shareholders in more than a decade, gaining 38.34%. Nonetheless, the Fund’s positioning during the second quarter negatively affected the overall performance, resulting in the Fund trailing its broad-based benchmark, the Russell 2000 Index, which returned 47.25% for the year.

The return of the Russell 2000 was heavily influenced by the smallest companies in the index. In fact, micro-cap companies — those with market capitalizations of less than $500 million — produced a good deal of the index’s return. This Fund strives to keep a balance of both small- and mid-cap stocks to help manage risk. We believe this is a prudent long-term strategy, though it hindered our performance relative to our benchmark this past year.

Improvement in the economy and markets

The stock market improved considerably during the middle of 2003, as concerns about the conflict in Iraq eased, and the outlook for economic growth improved. Investor confidence improved significantly, and consumer spending remained robust. By the end of the year, signs of an impressive economic recovery became undeniable.

While we were not surprised by the fundamental strength of the economy or corporate earnings, we were surprised that high-volatility stocks experienced the strongest performance over the past year. This is evidenced by data indicating that the strongest performance in 2003 came from those companies that had the poorest returns on equity in addition to having the most volatile stock prices. Our focus on exhaustive, fundamental research tends to steer us away from such companies, which accounts for much of our underperformance this past year.

Intensive research drives the process

Our team of portfolio managers and analysts worked diligently in 2003 to research each individual holding for the Discovery Fund. Our research process is based on the idea of surrounding a company. This can be likened to the work of investigative journalists. We begin by thoroughly analyzing its financial statements, looking for strong earnings growth relative to the investment required to grow their businesses.

This year our research led us to a number of consumer discretionary holdings, including Urban Outfitters, which contributed significantly to performance. This lifestyle merchandising company operates specialty retail stores under the Urban Outfitters, Anthropologie, and Free People brands. Many elements of our research process helped us to identify the opportunity we believe this company represents. We hold extensive conversations with senior management, but also interview middle managers, sales personnel, and product or channel managers who can provide valuable insights into sales trends, customer interests, and the competitive landscape. These relationships help us to gain an understanding of the effectiveness of new product and customer initiatives. Information from competitors, suppliers, and customers helps to round out our understanding of a company.

Companies with distinct qualities

With our investigative research, we were able to determine that Urban Outfitters, which targets fashion-conscious young adults, offered unique merchandise that indicated a keen understanding of customer buying trends. We believed this company had an exciting growth opportunity in each of its store concepts, as the company grows from a relatively small base. We also believed the company would be able to grow smart, as it began to open more mall-based locations, which have a lower cost to operate.

Our research also led us to pay close attention to the healthcare sector, which was a robust contributor to portfolio performance in 2003. Fund holding Digene Corporation, a developer of gene-based testing systems for the screening of human diseases, performed especially well. Digene’s primary focus is on screening for women’s cancers and infectious diseases. During the year, Digene’s stock performed well as its testing products gained further acceptance and as the company continued its expansion in Europe.

When investing in small- and mid-cap companies, we believe that our research into companies of all sizes is a key advantage. Many small- and mid-cap companies compete, form partnerships, or do business with larger companies. With research that spans the market capitalization spectrum, we get unusual insights that enhance our ability to build a differentiated portfolio of growth stocks.

Our outlook for 2004

Investors enter 2004 with more optimism about the future for equities, supported by an improving economy and low interest rates and inflation. After the broad rally of the past year, however, we believe investors will be much more

Fund Highlights

Your Fund’s Approach

The Fund invests in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small- and medium-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company’s financial reports and direct, on-site research during company visits.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	38.34%
5-year	6.75%
10-year	7.82%
Since Fund Inception (12-31-87)	12.57%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-87 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Mid-Cap Core Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Because smaller companies often have narrower markets and limited financial resources, investments in theses stocks present more risk than investments in those of larger, more established companies.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Lipper Mid-Cap Core Funds Average is the average of all funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

discriminating going forward. They are likely to reward companies with sustainable or improving growth, and punish those whose projections prove too optimistic — a situation that could particularly affect companies with the loftiest stock prices.

Thank you for your investment in the Strong Discovery Fund. We appreciate the trust you’ve placed in us.

Thomas J. Pence

Portfolio Co-Manager

James M. Leach

Portfolio Co-Manager

Strong Endeavor Fund

For the year ended December 31, 2003, the Strong Endeavor Fund delivered very solid returns, advancing 32.57%. It outperformed its broad-based index, the S&P 500, which returned 28.67% over the same period.

We had positioned the Fund to benefit from overall improvement in economic conditions and investor confidence. As that improvement took shape over the course of the year, the Fund posted solid performance. The Fund’s returns were largely driven by solid stock picking among the consumer discretionary, technology, and healthcare sectors of the market.

An investigative approach

Our team of portfolio managers and analysts worked diligently in 2003 to research each individual holding for the Fund. Our research process is based on the idea of surrounding a company. This can be likened to the work of investigative journalists, tapping into an extensive network of sources to develop an original investment opinion. We begin surrounding a company by thoroughly analyzing its financial statements, looking for companies that can produce strong earnings growth relative to the investment required to grow their businesses.

One of the companies this research led us toward in 2003 was Cisco Systems, the manufacturer of a broad array of networking and communications products. We seek to gain perspectives from many key individuals who directly affect the particular company or industry that is the subject of our research. We hold extensive conversations with senior management, but also interview middle managers, sales personnel, and product or channel managers who can provide valuable insights into sales trends, customer interests, and the competitive landscape. These relationships help us to gain an understanding of the effectiveness of new product and customer initiatives. Information from competitors, suppliers, and customers helps to round out our understanding.

In Cisco’s case, our research among component suppliers indicated that business trends were improving across most of the company’s customer base. Indeed, Cisco was able to announce an important new contract with the U.S. Defense Department to build a high-speed data network. Cisco’s solid operating leverage, improving business trends, and reduced product backlog and lead times were all positive for the company’s stock.

Healthy performers for the fund

Semiconductor manufacturer Intel Corporation was also a solid holding during the period. The semiconductor industry fared well this year, and Intel rose on the strength in demand as it witnessed a solid push in the markets for servers, desktop computers, and mobile devices. Also, the company continued to benefit from high expectations that its Centrino chipset will allow it to build considerable market share in the growing laptop market.

Finally, as demand for leisure travel improved this year, our carefully researched holdings in the travel sector contributed positively to returns. For example, Royal Caribbean, one of the world’s largest cruise lines, benefited from improved bookings and its strong position among its competitors. As the economy strengthened, we detected improving leisure travel as trends returned to normal after three years of below-average results.

We believe that our research of companies of all sizes is a key advantage even when investing in larger-cap companies. Many large companies compete, form partnerships, or do business with smaller and midsize companies. With research that spans the market-capitalization spectrum, we get unusual insights that enhance our ability to build a differentiated portfolio of growth stocks.

A positive outlook overall

We expect economic and corporate earnings growth to continue at a moderate pace in the coming year. Inflation appears to be at a sustainably low level, with strong productivity gains and job growth finally picking up. These factors should provide a solid foundation for the equity markets next year.

There is, however, potential for rising interest rates due to a weaker dollar and improving economy, which could hamper stock returns somewhat. In this environment, we intend to continue to maintain a balance of core growth holdings and develop growth stocks in the portfolio. Our aim is to take advantage of the opportunities that may present themselves in 2004, while prudently managing risk.

Thank you for your investment in the Strong Endeavor Fund. We appreciate the trust you’ve placed in us.

Thomas J. Pence

Portfolio Co-Manager

D. Paul Berg

Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund focuses on companies that its managers believe have above-average earnings growth prospects. The Fund invests primarily in large-capitalization companies but also invests in small- and medium-capitalization companies. The Fund’s managers select companies that have attractive growth prospects, accelerating sales and earnings, and positive fundamentals.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	32.57%
Since Fund Inception (4-6-01)	-2.54%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 4-6-01 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Growth Fund

The year 2003 offered extraordinary returns for equity investors, as double-digit returns surpassed the common expectations after a three-year bear market. The Strong Large Cap Growth Fund was up a solid 26.83% for the year, performance that placed it just behind its broad-based S&P 500 Index, which returned 28.67% for the same period.

Economic stimulus efforts worked

Stock markets surged upward around the world as central banks, including the U.S. Federal Reserve, took active steps to ignite languishing global economies. In the U.S., the Fed’s efforts received an extra boost from the tax cuts provided by the President and Congress.

The economic stimulus had its desired impact, and as economic activity increased, corporate earnings improved, and investors gained some much-needed confidence to buy stocks. The change was dramatic, with the equity markets rallying by more than 35% off the lows they hit in March.

While many positive fundamental trends provided welcome support for this year’s rally, the equity market included a speculative element as well. This is evidenced by data indicating that the strongest performance in 2003 came from those companies that had the poorest returns on equity in addition to having the most volatile stock prices. Our process tends to steer us away from such companies, which accounts for much of our underperformance this past year.

A hands-on research process

Our investment process to discover long-term winners was very fundamental in nature. First, we did our financial homework and kicked the tires, meeting directly with company management — and researching competitors as well, to gain a broader understanding of the opportunities and pressures within an industry. We then considered this company-specific research in light of our overall outlook on the direction of the economy, as well as any broad investment themes that we believed could provide a favorable tailwind for specific sectors and industries. Among the themes we considered were the impact of the aging of the baby boomer generation, the emergence of China as an economic power, and the rising demand for healthcare products and services.

Managing risk is essential, given that growth stocks tend to be more volatile than value-oriented stocks. We sought to diversify the Fund by owning 80 to 100 stocks in the portfolio, spanning many industries. Our discipline for selling stocks was also driven by our eye toward risk management. We set target prices for the stocks the Fund owns, and we continuously monitored the relevant valuation measures for our holdings. We also watched for changes in fundamental conditions that could hurt the prospects for one or more of the Fund’s holdings.

Two examples from the portfolio

Intel is an example of one of the Fund’s largest holdings, and one of its biggest gainers in 2003. As the world’s largest manufacturer of microprocessors for personal computers and other uses through the technology and telecommunications industries, Intel has emerged from the post-Y2K technology recession as an even stronger and more dominant competitor. Intel managed to remain profitable throughout the recession while awaiting an economic recovery by offering a host of new products, including the Centrino processor for mobile computers.

Another large Fund holding that performed during the year was Home Depot. In early 2003, Home Depot was commonly viewed as a broken, one-time growth stock with a new management team that didn’t understand the retail business and had carelessly destroyed the company’s famous culture of customer service. We didn’t accept the conventional wisdom at face value and instead looked more closely at the company’s CEO, Bob Nardelli. After carefully researching his reputation and previous track record, and by listening to his plans for turning around the troubled retailer, we formed a much more positive opinion and invested in the stock. In 2003, Nardelli’s initiatives, supported by a buoyant housing market, enabled Home Depot to exceed consensus earnings expectations and caused its stock to outperform for the year.

Economy could remain strong

Our outlook for the coming months is continued economic strength with the Federal Reserve keeping interest rates low through the first half of the year. These factors, combined with the tendency for Presidential election years to be friendly to the equity markets, should provide a good backdrop for stocks in early 2004. We therefore believe the companies that can benefit from a stronger economic environment should do well in the coming year.

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of large-capitalization companies that its manager believes offer the potential for capital growth. The Fund’s manager seeks to identify companies that have superior sales and earnings, enjoy a competitive advantage, and have effective management. Although the Fund can invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	26.83%
5-year	-3.59%
10-year	6.92%
Since Fund Inception (12-30-81)	11.82%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-30-81 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Thank you for your continued investment in the Strong Large Cap Growth Fund. We appreciate the confidence you’ve placed in us.

Bruce C. Olson

Portfolio Manager

Strong U.S. Emerging Growth Fund

For the year ended December 31, 2003, the Strong U.S. Emerging Growth Fund returned 48.70%, placing it ahead of its broad-based benchmark, the Russell 2000 Index, which returned 47.25% for the same period.

The economic climate improved as the year progressed, as did the Fund’s performance. We believed that the Federal Reserve would maintain its accommodative stance on interest rates and also anticipated that the fiscal stimulus measures — particularly tax cuts — pursued by President Bush in advance of the election year would provide further support for economic recovery.

Based on our economic outlook, we decided to emphasize in the portfolio those companies and sectors that were positioned to benefit from a recovering economy. This move played a large part in the Fund’s strong relative and absolute performance.

There was also a change in market leadership; where value stocks had prevailed in less certain times, growth stocks came to the fore as the economic recovery took firm hold.

Prepared for recovery

The most notable event in the first half of 2003 was the war in Iraq. Uncertainty leading up to the war caused consumer and business confidence to plummet, making it very difficult to manage growth stock portfolios. In November 2002, we repositioned the Fund in anticipation of improving business conditions and increasing consumer confidence, positioning that hurt performance in the year’s first quarter.

As the major portion of the war came to a quick resolution, however, confidence returned to the economy and the markets. Improvement began in the second quarter, and in the third and fourth quarters the signs of economic recovery became much clearer. The resumption of economic growth coupled with low interest rates and inflation provided a very positive backdrop for small- and mid-cap growth stocks. We expect these positive conditions to continue into the future.

Favored sectors for the fund

We added to our holdings in those groups that have traditionally done well coming out of slow economic periods. These include trucking companies, freight forwarders, retailers, restaurants, and technology companies. For different reasons, we also began to add to our position in the energy sector. After three years of almost no drilling among these companies, we began to see an upturn in such activity. This suggested that a new natural-gas production cycle was beginning, which would be a positive development given the very constrained supply situation that existed.

To accommodate these additions to the portfolio, we reduced our holdings among some of the more defensive stocks in our portfolio. While these companies retained appealing characteristics, they historically have underperformed faster-growing sectors during an economic recovery.

Our outlook is positive

The shift in market leadership from value to growth stocks helped drive our performance in 2003. Typically, such cycles of outperformance for an investment style have lasted from three to five years. While we will carefully monitor the market and economic climate for changing conditions, we find this historical pattern to be encouraging as we look to the months and years ahead.

We anticipate that the positive environment for small- and mid-cap growth stocks should persist for some time to come. Based on our research, we believe that corporate profits may exceed expectations in 2004. Continued low interest rates and inflation, along with the still significant amounts of investable cash that remains on the sidelines, could help fuel the next move upward in the broader market in general, and smaller-cap growth stocks specifically.

Thank you for your investment in the Strong U.S. Emerging Growth Fund.

Thomas L. Press

Portfolio Co-Manager

Donald M. Longlet

Portfolio Co-Manager

Robert E. Scott

Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of U.S. companies that appear to have relatively strong long-term growth potential in revenues and profitability. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	48.70%
3-year	-8.06%
5-year	9.16%
Since Fund Inception (12-31-98)	9.16%

The Fund’s return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing. Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-98 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Enterprise Fund

During the year, the Strong Enterprise Fund delivered solid gains to shareholders, advancing by 36.98% for the year ended December 31, 2003. The Fund’s returns lagged those of its broad-based benchmark, the Russell Midcap Index, which returned 40.06% for the same period.

While many positive fundamental trends provided welcome support for this year’s rally, the equity market included a speculative element as well. This is evidenced by data indicating that the strongest performance in 2003 came from those companies that had the poorest returns on equity in addition to having the most volatile stock prices. Our focus on exhaustive, fundamental research tends to steer us away from such companies, which accounts for much of our underperformance this past year.

An investigative investment process

Our team of portfolio managers and analysts worked diligently in 2003 to research each individual holding for the Enterprise Fund. Our research process is based on the idea of surrounding a company. This can be likened to the work of investigative journalists. We begin surrounding a company by thoroughly analyzing its financial statements, looking for companies that can produce strong earnings growth relative to the investment required to grow their businesses.

This year, our research led us to a number of consumer discretionary holdings, including Harman International Industries, that were strong performers during the year. Harman markets high-fidelity audio products and electronic systems for the consumer and professional markets. Many elements of our research process helped us to identify the opportunity we believed this company represented.

We hold extensive conversations with senior management, but we also interview middle managers, sales personnel, and product or channel managers who can provide valuable insights into sales trends, customer interests, and the competitive landscape. These relationships help us to gain an understanding of the effectiveness of new product and customer initiatives. Information from competitors, suppliers, and customers helps to round out our understanding of a company.

With our investigative research, we were able to determine that Harman was continuing to benefit from rolling out its Harman Infotainment system to higher-end auto manufacturers. The Harman system also helps auto manufacturers decrease costs by simplifying the assembly process. We believed Harman’s customer base should allow it to generate solid long-term revenue and earnings growth.

Ideas in many parts of the market

Another consumer holding our research drew us toward was Marvel Enterprises, the character-based entertainment company. Over the past couple of years, Marvel has transformed its business to focus on licensing its characters, which has decreased the level of capital invested and increased profit margins. We expected the company’s international licensing to expand dramatically over the next few years, and we believed Marvel’s deep pipeline of movie and toy licensing opportunities would continue to support strong profit growth.

We also were able to identify opportunities in other sectors of the market. For example, Millennium Pharmaceuticals was a solid performer during the year. Millennium focuses on developing products for cardiovascular diseases as well as cancer. The company also has potential products in earlier stages of development in each of those areas, as well as in the inflammatory disease and metabolic disease fields. Our research among physicians and other healthcare industry participants indicated that Millennium had products poised to experience strong growth and be well received by the medical community.

When investing in mid-cap companies, we believe that our research into companies of all sizes is a key advantage. Many mid-size companies compete, form partnerships, or do business with both small and large companies. With research that spans the market capitalization spectrum, we get unusual insights that enhance our ability to build a differentiated portfolio of growth stocks.

Our outlook for the year ahead

Investors enter 2004 with more optimism about the future for equities; supported by an improving economy and low interest rates and inflation. After the broad rally of the past year, however, we believe investors will be much more discriminating going forward. They are likely to reward companies with sustainable or improving growth, and punish those whose projections prove too optimistic — a situation that could particularly affect companies with the loftiest stock prices.

Thank you for your investment in the Strong Enterprise Fund. We appreciate the trust you’ve placed in us.

Thomas J. Pence

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund typically invests in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund’s manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunication.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	36.98%
3-year	-8.43%
5-year	9.19%
Since Fund Inception (9-30-98)	17.07%

Institutional Class[1]
1-year	37.55%
3-year	-8.31%
5-year	9.28%
Since Fund Inception (9-30-98)	17.16%

Advisor Class[2]
1-year	37.39%
3-year	-8.36%
5-year	9.12%
Since Fund Inception (9-30-98)	16.98%

Class K3
1-year	37.89%
3-year	-8.15%
5-year	9.39%
Since Fund Inception (9-30-98)	17.27%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment †

From 9-30-98 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Institutional Class shares prior to 6-30-03 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[2]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth 20 Fund

After enduring three consecutive years of negative returns in the equity markets, investors had something to smile about in 2003. For the year ended December 31, 2003, the Strong Growth 20 Fund posted a solid return of 27.18%, roughly in line with the broad-based S&P 500 Index return of 28.67%.

Many factors drove performance

During the year, several factors combined to create a very favorable investing climate. Among these factors were economic stimulus from new tax cuts, reduction of geopolitical uncertainties, and continued low interest rates and inflation. The positive impact was felt in both growth and value stocks, and across nearly all sectors of the economy.

The stocks that were the top contributors to the Fund’s performance over the year were in the consumer sector. This segment of the market experienced above-average growth as the economy strengthened over the course of the year. The Fund’s weaker holdings were confined mainly to the technology and energy sectors and hurt the performance of the Fund relative to the S&P 500 Index.

Our investment process

Research drives our process of selecting stocks for the Strong Growth 20 Fund. For a stock to be chosen for inclusion in the Fund, it must display — or have solid prospects for displaying — above-average growth trends in revenue, earnings, or both. Identifying stocks that are experiencing this growth is important. But what matters the most in our investment process is seeking to discern growth trends that are sustainable, as opposed to those that are likely to be short-lived.

In order for a company to make the most of its growth opportunities, it must also have a solid management team in place. For that reason, we analyze management’s track record of execution and often take time to get to know a company’s managers before buying its stock. Through our thorough, hands-on research, we also seek to determine whether their business plan is sensible and offers opportunities for future expansion. Finally, before we add a stock to the portfolio, we consider whether it fits in with our overall economic view, as well as one or more of the important investment themes that guide our market outlook. These trends include the aging of the overall population and the changes technological innovation can bring to virtually every part of the economy.

Harman International Industries is a company that met the above criteria — and it proved to be an excellent holding for the Fund during the year. Harman makes information, entertainment, and navigation systems used in a variety of automobiles. We were attracted to Harman because we recognized its element of sustainable, above-average growth, driven by their systems’ increasing popularity and management’s ability to take advantage of their opportunities. Harman was able to increase both the number of automobile makers to which it sells and its sales per vehicle. The result was outstanding revenue and earnings growth.

Our decision to sell a stock is generally based on criteria that are essentially the opposite of our buying criteria. We may sell a stock when we see a deterioration in fundamentals that threatens the sustainability of a company’s existing or prospective growth. Conditions that could cause this may include, but are not limited to, changes we see in the economy, a new competitive threat, or a change in management personnel or direction.

Maintaining a positive outlook

Our outlook for the next few months remains positive, as we expect the economy to benefit from continued low interest rates and inflation. This environment should allow for solid growth in corporate profits, which of course is beneficial to stock prices.

As has been our practice, we expect to continue to seek out the fastest-growing companies we can identify that we believe fit within the framework of our time-tested investment process.

We thank you for your continued investment in the Strong Growth 20 Fund.

Brandon M. Nelson

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund focuses on the stocks of 20 to 30 companies that its manager believes have favorable prospects for superior growth of earnings but are selling at reasonable valuations based on their earnings, cash flow, or asset value. Although the Fund can invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	27.18%
3-year	-19.81%
5-year	-0.63%
Since Fund Inception (6-30-97)	6.50%

Advisor Class[1]
1-year	27.48%
3-year	-19.67%
5-year	-0.64%
Since Fund Inception (6-30-97)	6.43%

The Fund’s return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing. Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 6-30-97 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth Fund

In a strong year for equities across the board, the Strong Growth Fund outperformed its broad-based benchmark, the S&P 500 Index. The Fund posted a return of 30.13% for the year ended December 31, 2003, while the S&P 500 returned 28.67%.

The stock market in 2003 was driven by three major trends. First, the newly enacted tax cuts offered the potential for stimulus to the economy and also provided a boost to investors’ anticipated after-tax returns. Second, the economy displayed solid improvement through the year, accelerating in the second half. Third, the credit and capital markets opened up dramatically, giving companies the opportunity to repair troubled balance sheets.

Overall, this environment favored the lowest-quality stocks the most, as the market found it had less reason to worry about these companies’ long-term viability. For most of the year, we positioned the Fund in stocks and sectors that we believed were likely to benefit strongly from the improving economy.

Seeking out fast-growing companies

Our process for selecting individual stocks has proprietary research at its core. The underlying theme to our process is the continual search for companies with superior business models that can achieve earnings growth by increasing their revenues and gaining market share.

Apollo Group is a good example to demonstrate our investment process. The company offers higher education both on campuses and via the Internet through its University of Phoenix operations. The company fit into an important investment theme that we follow, the dramatic economic growth associated with the very large echo boomer generation (that is, the children of the original baby boomers). This generation is now moving into its post-secondary education years, providing a generous tailwind for the University of Phoenix’s growth.

The company gained market share, strongly outpacing most of the post-secondary education market. Furthermore, it met our criteria for revenue growth, positive earnings surprises, return on invested capital, and consistency of performance. We supplemented our quantitative research with regular visits to the company to evaluate whether our growth expectations remained reasonable or needed to be revised upward or downward.

Choosing when to sell a stock

With Apollo Group, we observed times where the price of the stock was near our valuation targets — that is, the price we believed fully reflected its intrinsic value. As we do with other stocks in the portfolio, we took the opportunity to reduce our position in the stock. Because we invest in fast-growing companies, this sell discipline — that is, devising and employing the criteria we use to determine when a stock is no longer appropriate for the Fund — is a vital part of our management process.

Performance ultimately is driven not only by how well we buy a stock, but also by how well we sell it. Our decisions to sell stocks are driven by signs that the stock’s price has risen too high relative to its earnings and growth prospects and by indications that the growth rates we sought when we bought the stock may not come to fruition. (Similarly, we may choose to increase our position in a company if |its stock price dips while its prospects remain good.) Our consistent process has served us well with respect to Apollo Group, and we believe it is a good formula for evaluating, selecting, and eventually selling a wide range of growth stocks over the long term.

The outlook for 2004

For the near future, we anticipate continued economic strength, with the Federal Reserve taking a benign stance on interest rates through the first half of 2004. We believe that corporate profitability will continue to experience an above-average rate of growth, driven by rebounding domestic and international economies. We believe this should present a reasonable environment for growth stock investing.

The stock market is dynamic. Among the factors to which we expect to pay close attention in the coming months will be the direction of long bond rates, the recent weakness in the U.S. dollar relative to major foreign currencies, the environment for corporate credit, and the evolving demand for healthcare services.

We thank you for your investment in the Strong Growth Fund and appreciate the confidence you’ve continued to place in us.

Thomas C. Ognar

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund focuses on stocks of companies that its manager believes have favorable prospects for superior growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. Although the Fund can invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year	30.13%
5-year	0.27%
10-year	11.72%
Since Fund Inception (12-31-93)	11.72%

Institutional Class[1]
1-year	30.93%
5-year	0.79%
10-year	12.01%
Since Fund Inception (12-31-93)	12.01%

Advisor Class[2]
1-year	30.06%
5-year	0.10%
10-year	11.45%
Since Fund Inception (12-31-93)	11.45%

Class C3
1-year	27.92%
5-year	-0.80%
10-year	10.45%
Since Fund Inception (12-31-93)	10.45%

Class K4
1-year	30.78%
5-year	0.49%
10-year	11.84%
Since Fund Inception (12-31-93)	11.84%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-93 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
[2]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
[3]	The performance of Class C shares prior to 12-26-02 is based on the Fund’s Investor Class shares’ performance restated for the higher expense ratio of the Class C shares. Please consult a prospectus for information about all share classes. Average annual total returns include a 1.00% contingent deferred sales charge imposed on redemptions made within 12 months of purchase.
[4]	The performance of Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance. Please consult a prospectus for information about all share classes.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Company Growth Fund

After three tough years for equity investors, 2003 ended up to be a great year. The Strong Large Company Growth Fund returned 24.16% for the year ended December 31, 2003. Although that was a strong positive return, it was not good enough to top the broad-based benchmark, the S&P 500 Index, which posted a return of 28.67% over the same period.

Lower quality prevailed

In 2003, the market rode the dual currents of emotions and liquidity. For their part, emotions began the year at a fairly low level. Over time, a well-fought war in Iraq, an improving economy, and the capture of Saddam Hussein led to an ever-growing level of confidence. Liquidity, on the other hand, stayed at very high levels during the entire year. Record-low interest rates, massive fiscal stimulus to the economy in the form of tax cuts, and the decline of the dollar relative to major foreign currencies have all given overextended consumers and corporations alike a chance to repair badly damaged balance sheets.

As is often the case in an environment of easy money, those companies in the greatest financial distress were the biggest beneficiaries of these trends, while those with the strongest balance sheets had the least to gain. According to Merrill Lynch research, S&P 500 companies rated A or better by Standard & Poor’s were up 27.4% for the year, while those companies rated C or D returned a dramatic 80.9%. This is easily one of the best one-year performances for junk-rated companies in history.

While lower-rated companies outperformed in 2003, over the longer term, we believe that the strongest returns will accrue to those companies that have the strongest finances, business models, and management teams. We therefore use an investment approach designed to identify such companies for the Fund.

Portfolio emphasizes higher quality

Our investment process starts with fundamentals — we analyze a company’s management, business model, and its stock price relative to its earnings. Second, we look at technicals — the trend in a stock’s price and in the company’s earnings. Last, but not least, we look at expectations — the current market sentiment toward the stock, indicating how much of the stock’s fundamentals and technicals are already factored into the share price.

The ideal candidate for addition to our portfolio would have strong fundamentals, strong technicals, and low expectations. We do not always make perfect decisions, but our disciplined process is designed to help us outperform our benchmark over time, while keeping risk levels modest. We believe that over long periods of time, the large-cap equity markets are very efficient. An efficient market is similar to games like tennis or golf, in that the goal is to make few mistakes and exploit those rare opportunities when the odds are in your favor.

Because our stock-selection process is designed to select higher-quality companies, we were significantly underweighted in low-quality companies relative to their representation in the index over the past year. This posture largely accounted for the Fund’s underperformance. Somewhat alarmingly (in our view), the market in 2003 appeared very similar to that in 1999 — another year that saw the returns of lower-quality, higher-risk stocks trounce those of higher-quality companies. This kind of short-run aberration poses a clear challenge to managers who remain committed to a higher-quality approach, as we do, but who attempt to outperform on an annual basis.

After a tough relative performance year like 2003, we have analyzed our process — and have found very little to change. This is supported by the Fund’s long-term performance versus the S&P 500 Index. We expect to continue to keep the Fund invested in stocks that are appealing on the basis of fundamentals, technicals, and expectations. To help manage risk, we expect to carefully monitor our allocations to market sectors and industries.

Keeping an eye on the consensus

We are hesitant to do anything that resembles market forecasting, but we do believe it is very important to monitor and understand the consensus view and see if we have a different perception.

Time and again, the market has shown a great ability to prove the consensus wrong, and nobody actually knows what the future holds. We therefore believe it’s prudent to remain flexible and be prepared to move against the consensus when it appears warranted.

Thank you for your investment in the Strong Large Company Growth Fund.

Christopher H. Wiles

Portfolio Co-Manager

Lawrence E. Eakin Jr.

Portfolio Co-Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in securities of approximately 50 large-capitalization companies that its managers believe offer the potential for capital growth, consisting primarily of income-producing equity securities. To identify stocks that offer the opportunity for capital growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have above-average returns on capital and equity.

Average Annual Total Returns

As of 12-31-03

Investor Class
1-year[1]	24.16%
3-year	-2.21%
5-year	8.01%
Since Inception (11-3-97)	9.06%

Class K
1-year[1]	25.79%
3-year	-2.12%
5-year	8.08%
Since Inception (11-3-97)	9.12%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 11-3-97 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. This graph is based on the Investor Class shares only; performance for other classes will vary, due to differences in fee structures. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

We have contractually agreed to waive fees and/or absorb expenses for an indefinite period of time to keep Total Annual Operating Expenses of the Large Company Growth Fund at no more than 1.50%. This contract may only be terminated by the Board of Directors of the Fund, but not before May 1, 2004.

The performance of the Fund prior to 9-16-02 is based on the performance of the Rockhaven Premier Dividend Fund (the predecessor Fund) and does not reflect the Fund’s maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-15-02.

[1]	Average annual total returns include a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P 500 index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2003

STRONG BLUE CHIP FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.4%
Banks - Money Center 2.0%
Citigroup, Inc.	72,300	$3,509,442
Beverages - Soft Drinks 1.1%
The Coca-Cola Company	38,200	1,938,650
Building - Resident/Commercial 18.8%
Centex Corporation	68,600	7,384,790
D.R. Horton, Inc.	176,700	7,644,042
Lennar Corporation Class A	64,600	6,201,600
Pulte Homes, Inc.	65,100	6,094,662
Ryland Group, Inc.	65,100	5,770,464

		33,095,558
Computer - Local Networks 4.7%
Cisco Systems, Inc. (b)	343,600	8,346,044
Computer - Manufacturers 3.9%
Dell, Inc. (b)	205,300	6,971,988
Computer Software - Desktop 2.7%
Microsoft Corporation	171,900	4,734,126
Computer Software - Enterprise 2.7%
VERITAS Software Corporation (b)	126,200	4,689,592
Diversified Operations 9.5%
General Electric Company	122,800	3,804,344
3M Co.	83,000	7,057,490
Tyco International, Ltd.	79,200	2,098,800
United Technologies Corporation	40,800	3,866,616

		16,827,250
Electronics - Semiconductor Manufacturing 8.1%
Analog Devices, Inc.	137,000	6,254,050
Intel Corporation	249,900	8,046,780

		14,300,830
Finance - Investment Brokers 3.8%
The Goldman Sachs Group, Inc.	67,600	6,674,148
Food - Miscellaneous Preparation 1.7%
PepsiCo, Inc.	66,100	3,081,582
Internet - Content 4.8%
Yahoo! Inc. (b)	186,300	8,415,171
Internet - E*Commerce 4.6%
eBay, Inc. (b)	124,800	8,060,832
Machinery - Construction/Mining 2.3%
Caterpillar, Inc.	49,900	4,142,698
Medical - Ethical Drugs 4.3%
Eli Lilly & Company	55,000	3,868,150
Pfizer, Inc.	104,800	3,702,584

		7,570,734
Medical - Generic Drugs 3.3%
Teva Pharmaceutical Industries, Ltd. ADR	101,500	5,756,065
Medical - Genetics 2.2%
Genentech, Inc. (b)	40,800	3,817,656
Medical - Products 2.1%
Boston Scientific Corporation (b)	103,100	3,789,956
Metal Ores - Miscellaneous 1.1%
Alcoa, Inc.	49,700	$1,888,600
Oil & Gas - Field Services 3.8%
Schlumberger, Ltd.	123,400	6,752,448
Retail - Restaurants 2.9%
McDonald’s Corporation	204,000	5,065,320
Retail/Wholesale - Building Products 2.9%
Lowe’s Companies, Inc.	92,000	5,095,880
Soap & Cleaning Preparations 1.6%
The Procter & Gamble Company	28,500	2,846,580
Telecommunications - Wireless Services 4.5%
Nextel Communications, Inc. Class A (b)	282,000	7,912,920

Total Common Stocks (Cost $135,428,305)		175,284,070

Short-Term Investments (a) 0.6%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,112,546); Collateralized by: United States Government & Agency Issues (c)	$1,112,500	1,112,500

Total Short-Term Investments (Cost $1,112,500)		1,112,500

Total Investments in Securities (Cost $136,540,805) 100.0%		176,396,570
Other Assets and Liabilities, Net (0.0%)		(86,183)

Net Assets 100.0%		$176,310,387

STRONG DISCOVERY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.1%
Apparel - Shoes & Related Manufacturing 0.9%
Reebok International, Ltd.	37,090	$1,458,379
Auto/Truck - Original Equipment 0.8%
Eaton Corporation	12,720	1,373,506
Building - Heavy Construction 1.4%
Chicago Bridge & Iron Company NV	82,290	2,378,181
Building - Mobile/Manufacturers & RV 1.3%
Champion Enterprises, Inc. (b)	307,640	2,153,480
Commercial Services - Market Research 0.7%
Corporate Executive Board Company (b)	24,070	1,123,347
Commercial Services - Schools 2.3%
Career Education Corporation (b)	62,820	2,517,197
Strayer Education, Inc.	12,130	1,320,108

		3,837,305
Commercial Services - Staffing 1.2%
Kforce.com, Inc. (b)	210,042	1,961,792

STRONG DISCOVERY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Local Networks 2.7%
Juniper Networks, Inc. (b)	46,670	$871,796
Polycom, Inc. (b)	183,970	3,591,094

		4,462,890
Computer Software - Education/Entertainment 0.9%
Activision, Inc. (b)	79,649	1,449,612
Electronics - Miscellaneous Components 1.8%
Vishay Intertechnology, Inc. (b)	130,920	2,998,068
Electronics - Scientific Measuring 2.2%
Teradyne, Inc. (b)	145,010	3,690,505
Electronics - Semiconductor Manufacturing 13.4%
ASE Test, Ltd. (b)	187,800	2,811,366
ATI Technologies, Inc. (b)	54,890	829,937
Amkor Technology, Inc. (b)	59,300	1,079,853
Credence Systems Corporation (b)	136,134	1,791,523
Cymer, Inc. (b)	25,830	1,193,088
Fairchild Semiconductor Corporation Class A (b)	130,430	3,256,837
Intersil Holding Corporation Class A	131,700	3,272,745
KLA-Tencor Corporation (b)	40,900	2,399,603
SanDisk Corporation (b)	28,600	1,748,604
Ultratech Stepper, Inc. (b)	98,340	2,888,246
Xilinx, Inc. (b)	27,110	1,050,241

		22,322,043
Financial Services - Miscellaneous 0.9%
Investors Financial Services Corporation	38,550	1,480,706
Household - Consumer Electronics 1.5%
Harman International Industries, Inc.	33,870	2,505,703
Insurance - Property/Casualty/Title 2.3%
Endurance Specialty Holdings, Ltd.	41,900	1,405,745
ProAssurance Corporation (b)	76,130	2,447,580

		3,853,325
Internet - E*Commerce 1.0%
eCollege.com (b)	91,480	1,688,721
Leisure - Movies & Related 2.4%
Avid Technology, Inc. (b)	25,160	1,207,680
Lions Gate Entertainment Corporation (b)	628,870	2,817,338

		4,025,018
Leisure - Services 2.3%
Royal Caribbean Cruises, Ltd.	108,320	3,768,453
Leisure - Toys/Games/Hobby 3.2%
Marvel Enterprises, Inc. (b)	182,410	5,309,955
Media - Newspapers 1.1%
The E.W. Scripps Company Class A	19,425	1,828,670
Media - Radio/TV 1.5%
Emmis Broadcasting Corporation Class A (b)	45,410	1,228,341
Univision Communications, Inc. Class A (b)	31,720	1,258,967

		2,487,308
Medical - Biomedical/Biotechnology 3.6%
Digene Corporation (b)	98,623	3,954,782
Genzyme Corporation (b)	24,600	1,213,764
ImClone Systems, Inc. (b)	22,620	897,109

		6,065,655
Medical - Ethical Drugs 2.7%
Inspire Pharmaceuticals, Inc. (b)	162,690	$2,303,690
Medicis Pharmaceutical Corporation Class A	30,400	2,167,520

		4,471,210
Medical - Generic Drugs 1.5%
Watson Pharmaceuticals, Inc. (b)	54,780	2,519,880
Medical - Genetics 1.5%
Millenium Pharmaceuticals (b)	128,290	2,395,174
Medical - Health Maintenance Organizations 1.0%
Mid Atlantic Medical Services, Inc. (b)	25,900	1,678,320
Medical - Hospitals 1.7%
Community Health Systems, Inc. (b)	104,990	2,790,634
Medical - Nursing Homes 2.3%
Beverly Enterprises, Inc. (b)	317,910	2,730,847
Select Medical Corporation	65,940	1,073,503

		3,804,350
Medical - Products 5.6%
C.R. Bard, Inc.	14,580	1,184,625
Cyberonics, Inc. (b)	98,530	3,153,945
Encore Medical Corporation (b)	390,810	3,185,102
Zimmer Holdings, Inc. (b)	25,340	1,783,936

		9,307,608
Medical - Systems/Equipment 1.1%
Varian Medical Systems, Inc. (b)	11,950	825,745
Viasys Healthcare, Inc. (b)	47,234	973,020

		1,798,765
Medical/Dental - Services 2.0%
LabOne, Inc. (b)	54,800	1,779,356
VCA Antech, Inc. (b)	53,179	1,647,485

		3,426,841
Medical/Dental - Supplies 0.7%
Dentsply International, Inc.	26,130	1,180,292
Oil & Gas - Drilling 2.1%
ENSCO International, Inc.	45,100	1,225,367
Nabors Industries, Ltd. (b)	53,170	2,206,555

		3,431,922
Oil & Gas - Field Services 0.5%
BJ Services Company (b)	25,730	923,707
Oil & Gas - United States Exploration & Production 0.6%
XTO Energy, Inc.	37,480	1,060,684
Pollution Control - Services 1.2%
Stericycle, Inc. (b)	42,370	1,978,679
Retail - Clothing/Shoes 3.5%
Aeropostale, Inc. (b)	39,430	1,081,171
Coach, Inc. (b)	37,350	1,409,963
Ross Stores, Inc.	44,040	1,163,977
Urban Outfitters, Inc. (b)	60,310	2,234,485

		5,889,596
Retail - Home Furnishings 2.4%
The Bombay Company, Inc. (b)	151,470	1,232,966
Select Comfort Corporation (b)	110,650	2,739,694

		3,972,660
Retail - Leisure Products 1.3%
Sports Authority, Inc. (b)	56,620	2,174,208

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG DISCOVERY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Miscellaneous 1.3%
PETsMART, Inc.	94,039	$2,238,128
Retail - Restaurants 2.2%
Applebee’s International, Inc.	31,800	1,248,786
Panera Bread Company Class A (b)	60,275	2,382,671

		3,631,457
Retail/Wholesale - Auto Parts 0.8%
CarMax, Inc. (b)	42,080	1,301,534
Steel - Specialty Alloys 2.7%
GrafTech International, Ltd. (b)	330,140	4,456,890
Telecommunications - Equipment 1.1%
Adtran, Inc.	24,260	752,060
Avaya, Inc. (b)	85,810	1,110,381

		1,862,441
Telecommunications - Wireless Services 3.0%
Crown Castle International Corporation (b)	205,940	2,271,518
NII Holdings, Inc. Class B (b)	36,434	2,719,069

		4,990,587
Transportation - Airline 1.7%
AirTran Holdings, Inc. (b)	241,790	2,877,301
Transportation - Equipment Manufacturing 1.3%
Wabash National Corporation (b)	74,840	2,192,812
Transportation - Truck 0.6%
Heartland Express, Inc.	42,970	1,039,444
Trucks & Parts - Heavy Duty 3.3%
Navistar International Corporation (b)	89,315	4,277,295
PACCAR, Inc.	15,460	1,315,955

		5,593,250

Total Common Stocks (Cost $135,864,810 )		165,210,996

Short-Term Investments (a) 6.0%
Collateral Received for Securities Lending (d) 5.8%
Navigator Prime Portfolio	9,613,785	9,613,785
Repurchase Agreements 0.2%
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $382,516); Collateralized by: United States Government & Agency Issues (c)	$382,500	382,500

Total Short-Term Investments (Cost $9,996,285)		9,996,285

Total Investments in Securities (Cost $145,861,095) 105.1%		175,207,281
Other Assets and Liabilities, Net (5.1%)		(8,414,021)

Net Assets 100.0%		$166,793,260

STRONG ENDEAVOR FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.1%
Apparel - Shoes & Related Manufacturing 1.3%
NIKE, Inc. Class B	850	$58,191
Banks - Money Center 3.4%
Citigroup, Inc.	3,190	154,843
Beverages - Alcoholic 0.7%
Anheuser-Busch Companies, Inc.	630	33,188
Commercial Services - Schools 2.0%
Career Education Corporation (b)	2,227	89,236
Computer - Data Storage 1.8%
EMC Corporation (b)	6,220	80,362
Computer - Local Networks 5.1%
Cisco Systems, Inc. (b)	7,535	183,025
Polycom, Inc. (b)	2,326	45,403

		228,428
Computer - Manufacturers 1.8%
Dell, Inc. (b)	2,330	79,127
Computer Software - Desktop 1.0%
Microsoft Corporation	1,690	46,543
Computer Software - Education/Entertainment 3.0%
Electronic Arts, Inc. (b)	2,860	136,651
Computer Software - Enterprise 1.2%
SAP AG Sponsored ADR	1,345	55,898
Diversified Operations 7.1%
Honeywell International, Inc.	2,740	91,598
Tyco International, Ltd.	8,635	228,828

		320,426
Electronics - Miscellaneous Components 0.5%
Vishay Intertechnology, Inc. (b)	1,010	23,129
Electronics - Scientific Measuring 2.5%
Teradyne, Inc. (b)	4,530	115,288
Electronics - Semiconductor Manufacturing 11.2%
Intel Corporation	7,890	254,058
KLA-Tencor Corporation (b)	600	35,202
Taiwan Semiconductor Manufacturing
Company, Ltd. Sponsored ADR (b)	16,270	166,605
Texas Instruments, Inc.	1,590	46,714

		502,579
Finance - Consumer/Commercial Loans 1.0%
SLM Corporation	1,195	45,028
Finance - Investment Brokers 1.1%
Lehman Brothers Holdings, Inc.	630	48,649
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	1,053	79,870
Household - Consumer Electronics 1.5%
Harman International Industries, Inc.	940	69,541

STRONG ENDEAVOR FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Insurance - Diversified 1.4%
American International Group, Inc.	960	$63,629
Internet - Content 2.4%
Yahoo! Inc. (b)	2,400	108,408
Internet - E*Commerce 0.5%
eBay, Inc. (b)	370	23,898
Leisure - Gaming/Equipment 2.0%
International Game Technology	2,510	89,607
Leisure - Services 2.8%
Royal Caribbean Cruises, Ltd.	3,620	125,940
Leisure - Toys/Games/Hobby 1.3%
Marvel Enterprises, Inc. (b)	2,080	60,549
Machinery - Farm 1.7%
Deere & Company	1,170	76,108
Media - Cable TV 3.4%
EchoStar Communications Corporation Class A (b)	4,530	154,020
Media - Newspapers 0.8%
The E.W. Scripps Company Class A	365	34,361
Media - Radio/TV 0.8%
Clear Channel Communications, Inc.	730	34,186
Medical - Biomedical/Biotechnology 5.0%
Amgen, Inc. (b)	1,990	122,982
Genzyme Corporation (b)	1,630	80,424
Gilead Sciences, Inc. (b)	370	21,512

		224,918
Medical - Drug/Diversified 2.3%
Johnson & Johnson	2,010	103,837
Medical - Ethical Drugs 4.8%
Medicis Pharmaceutical Corporation Class A	610	43,493
Pfizer, Inc.	4,824	170,432

		213,925
Medical - Generic Drugs 1.1%
Teva Pharmaceutical Industries, Ltd. ADR	880	49,905
Medical - Health Maintenance Organizations 1.0%
Anthem, Inc. (b)	580	43,500
Medical - Products 2.5%
Boston Scientific Corporation (b)	1,760	64,698
Medtronic, Inc.	960	46,666

		111,364
Oil & Gas - Drilling 3.7%
ENSCO International, Inc.	1,630	44,287
Nabors Industries, Ltd. (b)	1,950	80,925
Transocean, Inc. (b)	1,720	41,297

		166,509
Oil & Gas - International Integrated 0.8%
Suncor Energy, Inc.	1,380	34,583
Retail - Home Furnishings 0.8%
Bed Bath & Beyond, Inc. (b)	810	35,113
Retail - Major Discount Chains 2.4%
Target Corporation	1,155	44,352
Wal-Mart Stores, Inc.	1,170	62,068

		106,420
Retail/Wholesale - Building Products 3.2%
The Home Depot, Inc.	1,910	67,786
Lowe’s Companies, Inc.	1,370	75,884

		143,670
Telecommunications - Wireless Equipment 0.8%
Telefonaktiebolaget LM Ericsson Sponsored ADR (b)	1,990	35,223
Telecommunications - Wireless Services 3.9%
Nextel Communications, Inc. Class A (b)	6,280	176,217
Trucks & Parts - Heavy Duty 1.7%
Navistar International Corporation (b)	1,610	77,103

Total Common Stocks (Cost $3,687,041 )		4,459,970

Short-Term Investments (a) 1.4%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $64,403); Collateralized by: United States Government & Agency Issues (c)	$64,400	64,400

Total Short-Term Investments (Cost $64,400 )		64,400

Total Investments in Securities (Cost $3,751,441 ) 100.5%		4,524,370
Other Assets and Liabilities, Net (0.5%)		(24,207)

Net Assets 100.0%		$4,500,163

STRONG LARGE CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.5%
Banks - Money Center 1.1%
Citigroup, Inc.	140,000	$6,795,600
Banks - Super Regional 0.8%
Charter One Financial, Inc.	155,000	5,355,250
Beverages - Alcoholic 0.6%
Anheuser-Busch Companies, Inc.	75,000	3,951,000
Beverages - Soft Drinks 1.0%
The Coca-Cola Company	130,000	6,597,500
Chemicals - Specialty 0.9%
Praxair, Inc.	150,000	5,730,000
Commercial Services - Advertising 0.5%
Omnicom Group, Inc.	40,000	3,493,200
Commercial Services - Miscellaneous 1.1%
Paychex, Inc.	190,000	7,068,000
Commercial Services - Schools 1.1%
Apollo Group, Inc. Class A (b)	100,000	6,800,000

SCHEDULES OF INVESTMENT IN SECURITIES (continued)	December 31, 2003

STRONG LARGE CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Data Storage 0.9%
EMC Corporation (b)	475,000	$6,137,000
Computer - IT Services 0.7%
Accenture, Ltd. Class A (b)	180,000	4,737,600
Computer - Local Networks 4.8%
Cisco Systems, Inc. (b)	1,060,000	25,747,400
QLogic Corporation (b)	105,000	5,418,000

		31,165,400
Computer - Manufacturers 2.4%
Dell, Inc. (b)	450,000	15,282,000
Computer Software - Desktop 1.7%
Microsoft Corporation	400,000	11,016,000
Computer Software - Education/Entertainment 0.5%
Electronic Arts, Inc. (b)	60,000	2,866,800
Computer Software - Enterprise 2.2%
Mercury Interactive Corporation (b)	110,000	5,350,400
SAP AG Sponsored ADR	95,000	3,948,200
VERITAS Software Corporation (b)	135,000	5,016,600

		14,315,200
Computer Software – Financial 1.3%
Intuit, Inc. (b)	160,000	8,465,600
Cosmetics - Personal Care 0.5%
Kimberly-Clark Corporation	50,000	2,954,500
Diversified Operations 3.0%
General Electric Company	330,000	10,223,400
Level 3 Communications, Inc. (b)	600,000	3,420,000
United Technologies Corporation	60,000	5,686,200

		19,329,600
Electronics - Contract Manufacturing 0.8%
Flextronics International, Ltd. (b)	350,000	5,194,000
Electronics - Scientific Measuring 0.6%
Danaher Corporation	40,000	3,670,000
Electronics - Semiconductor Manufacturing 11.1%
ASML Holding NV (b)	175,000	3,508,750
Agere Systems, Inc. Class A (b)	1,200,000	3,660,000
Analog Devices, Inc.	190,000	8,673,500
Applied Materials, Inc. (b)	145,000	3,255,250
Intel Corporation	800,000	25,760,000
KLA-Tencor Corporation (b)	50,000	2,933,500
Marvell Technology Group, Ltd. (b)	120,000	4,551,600
Maxim Integrated Products, Inc.	100,000	4,980,000
Microchip Technology, Inc.	140,000	4,670,400
Silicon Laboratories, Inc. (b)	105,000	4,538,100
Xilinx, Inc. (b)	125,000	4,842,500

		71,373,600
Finance - Consumer/Commercial Loans 1.1%
SLM Corporation	185,000	6,970,800
Finance - Investment Brokers 1.0%
The Goldman Sachs Group, Inc.	65,000	6,417,450
Finance - Mortgage & Related Services 1.1%
FNMA	90,000	6,755,400
Food - Flour & Grain 0.7%
Archer Daniels Midland Company	295,000	$4,489,900
Food - Miscellaneous Preparation 1.5%
PepsiCo, Inc.	210,000	9,790,200
Insurance - Diversified 1.8%
American International Group, Inc.	175,000	11,599,000
Insurance - Property/Casualty/Title 0.5%
The St. Paul Companies, Inc.	85,000	3,370,250
Internet - Content 0.8%
Yahoo! Inc. (b)	120,000	5,420,400
Internet - E*Commerce 1.8%
Amazon.com, Inc. (b)	65,000	3,421,600
eBay, Inc. (b)	125,000	8,073,750

		11,495,350
Leisure - Gaming/Equipment 1.2%
International Game Technology	155,000	5,533,500
Wynn Resorts, Ltd. (b)	85,000	2,380,850

		7,914,350
Leisure - Hotels & Motels 0.8%
Marriott International, Inc. Class A	110,000	5,082,000
Machinery - Construction/Mining 1.4%
Caterpillar, Inc.	105,000	8,717,100
Media - Cable TV 0.8%
EchoStar Communications Corporation Class A (b)	95,000	3,230,000
Hughes Electronics Corporation (b)	100,003	1,655,050

		4,885,050
Media - Radio/TV 3.5%
Clear Channel Communications, Inc.	150,000	7,024,500
Univision Communications, Inc. Class A (b)	100,000	3,969,000
Viacom, Inc. Class B	260,000	11,538,800

		22,532,300
Medical - Biomedical/Biotechnology 4.9%
Amgen, Inc. (b)	200,000	12,360,000
Genzyme Corporation (b)	210,000	10,361,400
Gilead Sciences, Inc. (b)	155,000	9,011,700

		31,733,100
Medical - Drug/Diversified 1.6%
Abbott Laboratories	220,000	10,252,000
Medical - Ethical Drugs 5.2%
Eli Lilly & Company	125,000	8,791,250
Pfizer, Inc.	700,000	24,731,000

		33,522,250
Medical - Generic Drugs 0.7%
Teva Pharmaceutical Industries, Ltd. ADR	80,000	4,536,800
Medical - Genetics 0.9%
Genentech, Inc. (b)	65,000	6,082,050
Medical - Hospitals 1.0%
HCA, Inc.	155,000	6,658,800
Medical - Products 4.7%
Boston Scientific Corporation (b)	180,000	6,616,800
Guidant Corporation	65,000	3,913,000
Medtronic, Inc.	175,000	8,506,750

STRONG LARGE CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
St. Jude Medical, Inc. (b)	40,000	$2,454,000
Zimmer Holdings, Inc. (b)	125,000	8,800,000

		30,290,550
Medical - Wholesale Drugs/Sundries 0.9%
AmerisourceBergen Corporation	100,000	5,615,000
Metal Ores - Gold/Silver 1.3%
Newmont Mining Corporation Holding Company	175,000	8,506,750
Oil & Gas - Drilling 1.0%
ENSCO International, Inc.	130,000	3,532,100
Nabors Industries, Ltd. (b)	75,000	3,112,500

		6,644,600
Oil & Gas - International Integrated 0.5%
Exxon Mobil Corporation	80,000	3,280,000
Oil & Gas - Machinery/Equipment 1.3%
Smith International, Inc. (b)	195,000	8,096,400
Oil & Gas - United States Exploration & Production 1.9%
Apache Corporation	85,000	6,893,500
Occidental Petroleum Corporation	120,000	5,068,800

		11,962,300
Retail - Consumer Electronics 1.0%
Best Buy Company, Inc.	125,000	6,530,000
Retail - Department Stores 1.0%
Kohl’s Corporation (b)	140,000	6,291,600
Retail - Discount & Variety 1.2%
Dollar Tree Stores, Inc. (b)	265,000	7,965,900
Retail - Drug Stores 1.5%
Walgreen Company	265,000	9,640,700
Retail - Major Discount Chains 2.4%
Target Corporation	400,000	15,360,000
Retail - Miscellaneous 0.6%
PETCO Animal Supplies, Inc. (b)	120,000	3,654,000
Retail - Restaurants 1.5%
Outback Steakhouse, Inc.	70,000	3,094,700
Panera Bread Company Class A (b)	90,000	3,557,700
Starbucks Corporation (b)	90,000	2,975,400

		9,627,800
Retail - Super/Mini Markets 0.6%
Whole Foods Marketing, Inc. (b)	60,000	4,027,800
Retail/Wholesale - Building Products 2.5%
The Home Depot, Inc.	345,000	12,244,050
Lowe’s Companies, Inc.	70,000	3,877,300

		16,121,350
Soap & Cleaning Preparations 1.8%
The Procter & Gamble Company	115,000	11,486,200
Telecommunications - Fiber Optics 1.0%
Corning, Inc. (b)	645,000	6,727,350
Telecommunications - Wireless Equipment 1.7%
Qualcomm, Inc.	145,000	$7,819,850
UTStarcom, Inc. (b)	80,000	2,965,600

		10,785,450
Telecommunications - Wireless Services 1.2%
Nextel Communications, Inc. Class A (b)	280,000	7,856,800

Total Common Stocks (Cost $506,235,678)		640,992,950

Short-Term Investments (a) 0.7%
Collateral Received for Securities Lending (d) 0.5%
Navigator Prime Portfolio	2,938,091	2,938,091
Repurchase Agreements 0.2%
State Street Bank (Dated 12/31/03),0.75%, Due 1/02/04 (Repurchase proceeds $1,642,068); Collateralized by: United States Government & Agency Issues (c)	$1,642,000	1,642,000

Total Short-Term Investments (Cost $4,580,091)		4,580,091

Total Investments in Securities (Cost $510,815,769) 100.2%		645,573,041
Other Assets and Liabilities, Net (0.2%)		(1,441,597)

Net Assets 100.0%		$644,131,444

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	900	798,276
Options closed	(900)	(798,276)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG U.S. EMERGING GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.9%
Commercial Services - Advertising 1.2%
aQuantive, Inc. (b)	121,160	$1,241,890
Commercial Services - Market Research 1.0%
Corporate Executive Board Company (b)	21,580	1,007,139
Commercial Services - Miscellaneous 0.6%
Portfolio Recovery Associates, Inc. (b)	23,300	618,615
Commercial Services - Schools 5.0%
Career Education Corporation (b)	45,190	1,810,763
Corinthian Colleges, Inc. (b)	57,545	3,197,200

		5,007,963
Computer - IT Services 2.5%
Cognizant Technology Solutions Corporation (b)	23,515	1,073,225
MTC Technologies, Inc. (b)	46,040	1,483,409

		2,556,634
Computer - Local Networks 1.7%
Foundry Networks, Inc. (b)	62,195	1,701,655

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG U.S. EMERGING GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Software Design 2.3%
Magma Design Automation (b)	97,310	$2,271,215
Computer Software - Desktop 0.9%
Sonic Solutions (b)	61,185	936,131
Computer Software - Enterprise 1.6%
Altiris, Inc. (b)	43,180	1,575,206
Computer Software - Medical 2.8%
eResearch Technology, Inc. (b)	110,255	2,802,682
Computer Software - Security 1.9%
Netscreen Technologies, Inc. (b)	76,070	1,882,733
Electronics - Semiconductor Manufacturing 21.4%
Cabot Microelectronics Corporation (b)	20,195	989,555
Cree, Inc. (b)	135,230	2,392,219
Integrated Circuit Systems, Inc. (b)	72,215	2,057,405
Integrated Silicon Solution, Inc. (b)	64,275	1,007,189
Lexar Media, Inc. (b)	146,850	2,559,596
OmniVision Technologies, Inc. (b)	49,580	2,739,295
Power Integrations, Inc. (b)	31,090	1,040,271
Rudolph Technologies, Inc. (b)	41,470	1,017,674
SanDisk Corporation (b)	32,070	1,960,760
Silicon Laboratories, Inc. (b)	51,075	2,207,461
Trident Microsystems, Inc. (b)	199,392	3,473,409

		21,444,834
Finance - Consumer/Commercial Loans 1.9%
WFS Financial, Inc. (b)	45,665	1,938,936
Financial Services - Miscellaneous 3.9%
Investors Financial Services Corporation	68,485	2,630,509
iPayment, Inc. (b)	36,490	1,240,660

		3,871,169
Insurance - Property/Casualty/Title 0.9%
ProAssurance Corporation (b)	27,720	891,198
Internet - Content 2.7%
United Online, Inc. (b)	159,235	2,673,556
Internet - E*Commerce 5.5%
Getty Images, Inc. (b)	21,710	1,088,322
Netflix, Inc. (b)	51,140	2,796,847
University of Phoenix Online (b)	24,440	1,684,649

		5,569,818
Internet - Network Security/Solutions 0.8%
iPass, Inc. (b)	48,675	780,260
Leisure - Gaming/Equipment 1.0%
Shuffle Master, Inc. (b)	29,260	1,012,981
Medical - Generic Drugs 3.9%
American Pharmaceutical Partners, Inc. (b)	83,707	2,812,555
Andrx Group (b)	44,645	1,073,266

		3,885,821
Medical - Nursing Homes 5.7%
Odyssey Healthcare, Inc. (b)	103,695	3,034,116
VistaCare, Inc. Class A (b)	75,275	2,645,916

		5,680,032
Medical - Outpatient/Home Care 1.6%
AmSurg Corporation (b)	42,420	1,607,294
Medical - Products 3.6%
Advanced Neuromodulation Systems, Inc. (b)	24,395	$1,121,682
Cyberonics, Inc. (b)	32,945	1,054,570
Wilson Greatbatch Technologies, Inc. (b)	34,690	1,466,346

		3,642,598
Medical/Dental - Services 2.5%
American Healthways, Inc. (b)	103,840	2,478,661
Oil & Gas - United States Exploration & Production 1.9%
Evergreen Resources, Inc. (b)	59,005	1,918,253
Retail - Clothing/Shoes 4.7%
Chicos FAS, Inc. (b)	39,029	1,442,122
Hot Topic, Inc. (b)	82,935	2,443,265
The Wet Seal, Inc. Class A (b)	84,450	835,210

		4,720,597
Retail - Discount & Variety 1.6%
Fred’s, Inc.	50,345	1,559,688
Retail - Miscellaneous 1.2%
Sharper Image Corporation (b)	36,430	1,189,439
Retail - Restaurants 2.4%
P.F. Chang’s China Bistro, Inc. (b)	47,445	2,414,002
Telecommunications - Wireless Services 4.5%
@Road, Inc. (b)	81,660	1,086,078
Alamosa Holdings, Inc. (b)	232,995	934,310
LCC International, Inc. Class A (b)	227,100	1,217,710
Nextel Partners, Inc. (b)	92,305	1,241,502

		4,479,600
Transportation - Services 1.6%
C.H. Robinson Worldwide, Inc.	41,495	1,573,075
Transportation - Truck 5.1%
Heartland Express, Inc.	43,850	1,060,731
J.B. Hunt Transport Services, Inc. (b)	86,480	2,335,825
Knight Transportation, Inc. (b)	65,255	1,673,791

		5,070,347

Total Common Stocks (Cost $65,741,028)		100,004,022

Short-Term Investments (a) 0.2%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $155,606); Collateralized by: United States Government & Agency Issues (c)	$155,600	155,600

Total Short-Term Investments (Cost $155,600)		155,600

Total Investments in Securities (Cost $65,896,628) 100.1%		100,159,622
Other Assets and Liabilities, Net (0.1%)		(44,848)

Net Assets 100.0%		$100,114,774

STRONG ENTERPRISE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.5%
Apparel - Shoes & Related Manufacturing 0.9%
Reebok International, Ltd.	65,200	$2,563,664
Auto/Truck - Original Equipment 0.8%
Eaton Corporation	22,100	2,386,358
Building - Heavy Construction 1.3%
Chicago Bridge & Iron Company NV	126,800	3,664,520
Commercial Services - Market Research 0.7%
Corporate Executive Board Company (b)	43,100	2,011,477
Commercial Services - Schools 2.1%
Apollo Group, Inc. Class A (b)	26,030	1,770,040
Career Education Corporation (b)	109,700	4,395,679

		6,165,719
Computer - Local Networks 2.8%
Juniper Networks, Inc. (b)	113,900	2,127,652
Polycom, Inc. (b)	309,300	6,037,536

		8,165,188
Computer Software - Education/Entertainment 2.0%
Activision, Inc. (b)	144,444	2,628,881
Electronic Arts, Inc. (b)	62,900	3,005,362

		5,634,243
Electronics - Miscellaneous Components 1.8%
Vishay Intertechnology, Inc. (b)	230,000	5,267,000
Electronics - Scientific Measuring 2.2%
Teradyne, Inc. (b)	250,900	6,385,405
Electronics - Semiconductor Manufacturing 16.0%
ASE Test, Ltd. (b)	327,000	4,895,190
ATI Technologies, Inc. (b)	93,200	1,409,184
Amkor Technology, Inc. (b)	105,500	1,921,155
Credence Systems Corporation (b)	239,820	3,156,031
Cymer, Inc. (b)	45,200	2,087,788
Fairchild Semiconductor Corporation Class A (b)	232,000	5,793,040
Intersil Holding Corporation Class A	234,400	5,824,840
KLA-Tencor Corporation (b)	71,780	4,211,333
Linear Technology Corporation	89,900	3,782,093
SanDisk Corporation (b)	44,200	2,702,388
Ultratech Stepper, Inc. (b)	172,600	5,069,262
Xilinx, Inc. (b)	130,460	5,054,020

		45,906,324
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	67,500	5,119,875
Financial Services - Miscellaneous 0.9%
Investors Financial Services Corporation	63,800	2,450,558
Household - Consumer Electronics 2.0%
Harman International Industries, Inc.	78,760	5,826,665
Leisure - Gaming/Equipment 1.9%
International Game Technology	152,990	5,461,743
Leisure - Movies & Related 0.7%
Avid Technology, Inc. (b)	44,200	2,121,600
Leisure - Services 2.4%
Royal Caribbean Cruises, Ltd.	202,200	$7,034,538
Leisure - Toys/Games/Hobby 3.4%
Marvel Enterprises, Inc. (b)	333,425	9,706,002
Media - Cable TV 2.1%
EchoStar Communications Corporation Class A (b)	175,500	5,967,000
Media - Newspapers 1.3%
The E.W. Scripps Company Class A	38,885	3,660,634
Media - Radio/TV 1.8%
Emmis Broadcasting Corporation Class A (b)	102,800	2,780,740
Univision Communications, Inc. Class A (b)	59,370	2,356,395

		5,137,135
Medical - Biomedical/Biotechnology 4.4%
Digene Corporation (b)	118,159	4,738,176
Genzyme Corporation (b)	84,875	4,187,732
Gilead Sciences, Inc. (b)	35,126	2,042,226
ImClone Systems, Inc. (b)	45,200	1,792,632

		12,760,766
Medical - Ethical Drugs 1.4%
Medicis Pharmaceutical Corporation Class A	54,600	3,892,980
Medical - Generic Drugs 1.5%
Watson Pharmaceuticals, Inc. (b)	92,800	4,268,800
Medical - Genetics 1.5%
Millennium Pharmaceuticals (b)	228,300	4,262,361
Medical - Health Maintenance Organizations 1.4%
Anthem, Inc. (b)	51,965	3,897,375
Medical - Hospitals 1.7%
Community Health Systems, Inc. (b)	181,700	4,829,586
Medical - Nursing Homes 1.2%
Manor Care, Inc.	40,900	1,413,913
Select Medical Corporation	115,700	1,883,596

		3,297,509
Medical - Products 2.0%
C.R. Bard, Inc.	25,700	2,088,125
Zimmer Holdings, Inc. (b)	52,365	3,686,496

		5,774,621
Medical - Systems/Equipment 1.3%
Varian Medical Systems, Inc. (b)	30,545	2,110,659
Viasys Healthcare, Inc. (b)	83,149	1,712,869

		3,823,528
Medical/Dental - Services 0.8%
VCA Antech, Inc. (b)	75,570	2,341,159
Medical/Dental - Supplies 0.7%
Dentsply International, Inc.	46,100	2,082,337
Oil & Gas - Drilling 2.1%
ENSCO International, Inc.	76,500	2,078,505
Nabors Industries, Ltd. (b)	94,605	3,926,107

		6,004,612
Oil & Gas - Field Services 0.6%
BJ Services Company (b)	45,830	1,645,297

SCHEDULES OF INVESTMENTS IN SECURITIES (continued )	December 31, 2003

STRONG ENTERPRISE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - International Integrated 1.0%
Suncor Energy, Inc.	117,000	$2,932,020
Oil & Gas - United States Exploration & Production 1.0%
Devon Energy Corporation	52,100	2,983,246
Pollution Control - Services 1.4%
Stericycle, Inc. (b)	88,000	4,109,600
Retail - Clothing/Shoes 3.7%
Aeropostale, Inc. (b)	70,000	1,919,400
Coach, Inc. (b)	76,100	2,872,775
Ross Stores, Inc.	77,300	2,043,039
Urban Outfitters, Inc. (b)	101,300	3,753,165

		10,588,379
Retail - Home Furnishings 2.7%
The Bombay Company, Inc. (b)	180,900	1,472,526
Select Comfort Corporation (b)	183,850	4,552,126
Williams-Sonoma, Inc. (b)	46,800	1,627,236

		7,651,888
Retail - Leisure Products 1.0%
Sports Authority, Inc. (b)	76,100	2,922,240
Retail - Miscellaneous 1.4%
PETsMART, Inc.	163,182	3,883,732
Retail - Restaurants 2.2%
Applebee’s International, Inc.	55,500	2,179,485
Panera Bread Company Class A (b)	105,240	4,160,137

		6,339,622
Retail/Wholesale - Auto Parts 0.8%
CarMax, Inc. (b)	74,200	2,295,006
Telecommunications - Equipment 2.2%
Adtran, Inc.	43,400	1,345,400
Alcatel SA ADR (b)	235,500	3,026,175
Avaya, Inc. (b)	148,600	1,922,884

		6,294,459
Telecommunications - Fiber Optics 0.8%
Corning, Inc. (b)	230,500	2,404,115
Telecommunications - Wireless Services 3.9%
Crown Castle International Corporation (b)	434,200	4,789,226
Nextel Communications, Inc. Class A (b)	88,240	2,476,014
NII Holdings, Inc. Class B (b)	53,600	4,000,168

		11,265,408
Transportation - Airline 1.7%
AirTran Holdings, Inc. (b)	415,800	4,948,020
Transportation - Truck 0.7%
Heartland Express, Inc.	78,798	1,906,124
Trucks & Parts - Heavy Duty 3.5%
Navistar International Corporation (b)	161,910	7,753,870
PACCAR, Inc.	27,200	2,315,264

		10,069,134

Total Common Stocks (Cost $233,483,361)		280,109,572

Short-Term Investments (a) 4.7%
Collateral Received for Securities Lending (d) 4.2%
Navigator Prime Portfolio	12,001,350	$12,001,350
Repurchase Agreements 0.5%
State Street Bank (Dated 12/31/03),0.75%, Due 1/02/04, (Repurchase proceeds $1,330,655); Collateralized By: United States Government & Agency Issues (c)	$1,330,600	1,330,600

Total Short-Term Investments (Cost $13,331,950)		13,331,950

Total Investments in Securities (Cost $246,815,311) 102.2%		293,441,522
Other Assets and Liabilities, Net (2.2%)		(6,213,215)

Net Assets 100.0%		$287,228,307

STRONG GROWTH 20 FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.7%
Building - Resident/Commercial 9.0%
Centex Corporation	110,000	$11,841,500
Lennar Corporation Class A	120,000	11,520,000

		23,361,500
Commercial Services - Schools 3.2%
Apollo Group, Inc. Class A (b)	120,000	8,160,000
Computer - Local Networks 6.0%
Cisco Systems, Inc. (b)	635,000	15,424,150
Computer Software - Enterprise 4.7%
VERITAS Software Corporation (b)	330,000	12,262,800
Electronics – Semiconductor Manufacturing 12.9%
ASML Holding NV (b)	335,000	6,716,750
Intel Corporation	300,000	9,660,000
MEMC Electronic Materials, Inc. (b)	395,000	3,799,900
Marvell Technology Group, Ltd. (b)	85,000	3,224,050
SanDisk Corporation (b)	165,000	10,088,100

		33,488,800
Finance - Mortgage & Related Services 5.2%
Doral Financial Corporation	420,000	13,557,600
Finance - Savings & Loan 2.4%
Westcorp	170,000	6,213,500
Household - Consumer Electronics 6.3%
Harman International Industries, Inc.	220,000	16,275,600
Internet - Content 8.4%
Ask Jeeves, Inc. (b)	195,000	3,533,400
Yahoo! Inc. (b)	405,000	18,293,850

		21,827,250
Internet - E*Commerce 6.4%
eBay, Inc. (b)	255,000	16,470,450
Internet - Internet Service Provider 2.1%
J2 Global Communications (b)	220,000	5,449,400

STRONG GROWTH 20 FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Machinery - Construction/Mining 1.0%
Caterpillar, Inc.	30,000	$2,490,600
Medical - Biomedical/Biotechnology 3.5%
Gilead Sciences, Inc. (b)	155,000	9,011,700
Medical - Generic Drugs 7.2%
Pharmaceutical Resources, Inc. (b)	75,000	4,886,250
Taro Pharmaceutical Industries, Ltd. (b)	125,000	8,062,500
Teva Pharmaceutical Industries, Ltd. ADR	100,000	5,671,000

		18,619,750
Medical - Genetics 2.3%
Genentech, Inc. (b)	65,000	6,082,050
Metal Ores - Gold/Silver 1.5%
Newmont Mining Corporation Holding Company	80,000	3,888,800
Oil & Gas - United States Exploration & Production 4.1%
Ultra Petroleum Corporation (b)	425,000	10,463,500
Retail - Clothing/Shoes 5.8%
Coach, Inc. (b)	395,000	14,911,250
Telecommunications - Fiber Optics 2.0%
Corning, Inc. (b)	500,000	5,215,000
Telecommunications - Wireless Equipment 3.7%
UTStarcom, Inc. (b)	260,000	9,638,200
Trucks & Parts - Heavy Duty 1.0%
Navistar International Corporation (b)	55,000	2,633,950

Total Common Stocks (Cost $204,546,211)		255,445,850

Short-Term Investments (a) 1.0%
Repurchase Agreements
State Street Bank (Dated 12/31/03),0.75%, Due 1/02/04 (Repurchase proceeds $2,718,413); Collateralized by: United States Government & Agency Issues (c)	$2,718,300	2,718,300

Total Short-Term Investments (Cost $2,718,300)		2,718,300

Total Investments in Securities (Cost $207,264,511) 99.7%		258,164,150
Other Assets and Liabilities, Net 0.3%		727,997

Net Assets 100.0%		$258,892,147

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	3,385	683,262
Options closed	(3,385)	(683,262)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.4%
Banks - Midwest 0.8%
TCF Financial Corporation	280,000	$14,378,000
Banks - Super Regional 1.0%
Wells Fargo Company	310,000	18,255,900
Chemicals - Specialty 0.8%
Praxair, Inc.	360,000	13,752,000
Commercial Services - Miscellaneous 1.8%
Paychex, Inc.	850,000	31,620,000
Commercial Services - Schools 3.8%
Apollo Group, Inc. Class A (b)	490,000	33,320,000
Corinthian Colleges, Inc. (b)	590,000	32,780,400

		66,100,400
Computer - Data Storage 1.0%
EMC Corporation (b)	1,414,375	18,273,725
Computer - IT Services 1.4%
Amdocs, Ltd. (b)	635,000	14,274,800
Cognizant Technology Solutions Corporation (b)	220,000	10,040,800

		24,315,600
Computer - Local Networks 4.5%
Cisco Systems, Inc. (b)	2,000,000	48,580,000
Juniper Networks, Inc. (b)	500,000	9,340,000
Polycom, Inc. (b)	250,000	4,880,000
QLogic Corporation (b)	300,000	15,480,000

		78,280,000
Computer - Manufacturers 3.1%
Dell, Inc. (b)	1,585,000	53,826,600
Computer Software - Desktop 2.1%
Microsoft Corporation	1,300,000	35,802,000
Computer Software - Education/Entertainment 0.9%
Electronic Arts, Inc. (b)	345,000	16,484,100
Computer Software - Enterprise 3.9%
Cognos, Inc. (b)	380,000	11,635,600
Mercury Interactive Corporation (b)	545,000	26,508,800
SAP AG Sponsored ADR	425,000	17,663,000
VERITAS Software Corporation (b)	325,000	12,077,000

		67,884,400
Computer Software - Security 1.4%
Netscreen Technologies, Inc. (b)	975,000	24,131,250
Cosmetics - Personal Care 1.0%
Colgate Palmolive Company	295,000	14,764,750
The Gillette Company	95,000	3,489,350

		18,254,100
Diversified Operations 2.2%
General Electric Company	1,225,000	37,950,500
Electronics - Contract Manufacturing 1.3%
Flextronics International, Ltd. (b)	1,515,000	22,482,600

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Semiconductor Manufacturing 12.5%
Analog Devices, Inc.	615,000	$28,074,750
Fairchild Semiconductor Corporation Class A (b)	225,000	5,618,250
Integrated Circuit Systems, Inc. (b)	400,000	11,396,000
Intel Corporation	1,075,000	34,615,000
Intersil Holding Corporation Class A	830,000	20,625,500
KLA-Tencor Corporation (b)	315,000	18,481,050
Linear Technology Corporation	275,000	11,569,250
MEMC Electronic Materials, Inc. (b)	250,000	2,405,000
Marvell Technology Group, Ltd. (b)	355,000	13,465,150
Microchip Technology, Inc.	570,000	19,015,200
Novellus Systems, Inc. (b)	475,000	19,973,750
Silicon Laboratories, Inc. (b)	330,000	14,262,600
Taiwan Semiconductor Manufacturing Company, Ltd. Sponsored ADR (b)	150,000	1,536,000
Xilinx, Inc. (b)	435,000	16,851,900

		217,889,400
Finance - Consumer/Commercial Loans 1.4%
SLM Corporation	655,000	24,680,400
Finance - Investment Brokers 1.2%
The Goldman Sachs Group, Inc.	205,000	20,239,650
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	30,000	2,275,500
Doral Financial Corporation	450,000	14,526,000
FNMA	190,000	14,261,400

		31,062,900
Financial Services - Miscellaneous 1.5%
Alliance Data Systems Corporation (b)	600,000	16,608,000
American Express Company	185,000	8,922,550
First Marblehead Corporation (b)	45,600	997,728

		26,528,278
Food - Miscellaneous Preparation 0.4%
PepsiCo, Inc.	160,000	7,459,200
Household - Consumer Electronics 0.8%
Harman International Industries, Inc.	185,000	13,686,300
Insurance - Diversified 1.0%
American International Group, Inc.	255,000	16,901,400
Insurance - Property/Casualty/Title 0.3%
RenaissanceRe Holdings, Ltd.	100,000	4,905,000
Internet - Content 1.9%
Monster Worldwide, Inc. (b)	465,000	10,211,400
Yahoo! Inc. (b)	520,000	23,488,400

		33,699,800
Internet - E*Commerce 2.3%
eBay, Inc. (b)	500,000	32,295,000
University of Phoenix Online (b)	105,000	7,237,650

		39,532,650
Internet - Software 0.1%
BEA Systems, Inc. (b)	200,000	2,460,000
Leisure - Gaming/Equipment 0.8%
International Game Technology	380,000	13,566,000
Leisure - Hotels & Motels 0.8%
Marriott International, Inc. Class A	295,000	13,629,000
Machinery - General Industrial 0.5%
Dover Corporation	240,000	$9,540,000
Media - Cable TV 0.7%
EchoStar Communications Corporation Class A (b)	255,000	8,670,000
Hughes Electronics Corporation (b)	164,643	2,724,842

		11,394,842
Media - Radio/TV 2.8%
Univision Communications, Inc. Class A (b)	665,000	26,393,850
Viacom, Inc. Class B	285,000	12,648,300
XM Satellite Radio Holdings, Inc. Class A (b)	400,000	10,544,000

		49,586,150
Medical - Biomedical/Biotechnology 5.7%
Amgen, Inc. (b)	300,000	18,540,000
Digene Corporation (b)	530,000	21,253,000
Genzyme Corporation (b)	565,000	27,877,100
Gilead Sciences, Inc. (b)	530,000	30,814,200

		98,484,300
Medical - Ethical Drugs 4.0%
Eli Lilly & Company	180,000	12,659,400
Pfizer, Inc.	1,300,000	45,929,000
Wyeth	250,000	10,612,500

		69,200,900
Medical - Generic Drugs 2.1%
Mylan Laboratories, Inc.	500,000	12,630,000
Taro Pharmaceutical Industries, Ltd. (b)	220,000	14,190,000
Teva Pharmaceutical Industries, Ltd. ADR	25,000	1,417,750
Watson Pharmaceuticals, Inc. (b)	175,000	8,050,000

		36,287,750
Medical - Health Maintenance Organizations 0.5%
Molina Healthcare, Inc. (b)	375,000	9,461,250
Medical - Products 3.9%
Advanced Neuromodulation Systems, Inc. (b)	190,000	8,736,200
Boston Scientific Corporation (b)	685,000	25,180,600
Medtronic, Inc.	125,000	6,076,250
Respironics, Inc. (b)	215,000	9,694,350
St. Jude Medical, Inc. (b)	285,000	17,484,750

		67,172,150
Medical - Systems/Equipment 0.0%
Ventana Medical Systems, Inc. (b)	20,000	788,000
Medical/Dental - Services 0.4%
VCA Antech, Inc. (b)	212,000	6,567,760
Oil & Gas - Drilling 0.1%
ENSCO International, Inc.	65,000	1,766,050
Oil & Gas - Machinery/Equipment 1.0%
Smith International, Inc. (b)	405,000	16,815,600
Oil & Gas - United States Exploration & Production 1.2%
XTO Energy, Inc.	745,000	21,083,500
Retail - Clothing/Shoes 2.5%
Chicos FAS, Inc. (b)	285,000	10,530,750
Coach, Inc. (b)	200,000	7,550,000
Ross Stores, Inc.	965,000	25,504,950

		43,585,700

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Consumer Electronics 0.1%
Best Buy Company, Inc.	25,000	$1,306,000
Retail - Leisure Product 0.7%
Dick’s Sporting Goods (b)	68,000	3,308,880
Guitar Center, Inc. (b)	250,000	8,145,000

		11,453,880
Retail – Miscellaneous 3.4%
PETCO Animal Supplies, Inc. (b)	940,000	28,623,000
PETsMART, Inc.	1,295,000	30,821,000

		59,444,000
Retail - Restaurants 2.1%
Outback Steakhouse, Inc.	315,000	13,926,150
P.F. Chang’s China Bistro, Inc. (b)	260,000	13,228,800
Red Robin Gourmet Burgers, Inc. (b)	330,000	10,045,200

		37,200,150
Retail - Super/Mini Markets 1.5%
Provide Commerce, Inc. (b)	7,000	106,190
Whole Foods Marketing, Inc. (b)	400,000	26,852,000

		26,958,190
Retail/Wholesale - Auto Parts 1.1%
CarMax, Inc. (b)	600,000	18,558,000
Retail/Wholesale - Building Products 1.8%
Fastenal Company	200,000	9,988,000
The Home Depot, Inc.	320,000	11,356,800
Lowe’s Companies, Inc.	175,000	9,693,250

		31,038,050
Telecommunications - Fiber Optics 1.0%
Corning, Inc. (b)	1,645,000	17,157,350
Telecommunications - Wireless Equipment 1.0%
UTStarcom, Inc. (b)	465,000	17,237,550
Telecommunications - Wireless Services 0.6%
Nextel Communications, Inc. Class A (b)	380,000	10,662,800
Transportation – Airline 1.4%
AirTran Holdings, Inc. (b)	250,000	2,975,000
JetBlue Airways Corporation (b)	795,000	21,083,400

		24,058,400
Transportation - Services 0.5%
Expeditors International of Washington, Inc.	255,000	9,603,300

Total Common Stocks (Cost $1,265,496,893)		1,714,442,775

Short-Term Investments (a) 3.2%
Collateral Received for Securities Lending (d) 1.2%
Navigator Prime Portfolio	21,624,999	21,624,999
Repurchase Agreements 2.0%
ABN AMRO Inc. (Dated 12/31/03),0.95%, Due 1/02/04 (Repurchase proceeds $31,801,678); Collateralized by: United States Government & Agency Issues (c)	$31,800,000	31,800,000
State Street Bank (Dated 12/31/03),0.75%, Due 1/02/04 (Repurchase proceeds $2,340,598); Collateralized by: United States Government & Agency Issues (c)	2,340,500	2,340,500

		34,140,500
United States Government Issues 0.0%
United States Treasury Bills, Due 2/05/04	$920,000	$919,303

Total Short-Term Investments (Cost $56,684,695)		56,684,802

Total Investments in Securities (Cost $1,322,181,588) 101.6%		1,771,127,577
Other Assets and Liabilities, Net (1.6%)		(28,212,798)

NetAssets 100.0%		$1,742,914,779

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	500	$368,489
Options written during the year	5,775	1,092,549
Options closed	(6,272)	(1,458,827)
Options expired	—	—
Options exercised	(3)	(2,211)

Options outstanding at end of year	—	$—

STRONG LARGE COMPANY GROWTH FUND
	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.4%
Apparel - Shoes & Related Manufacturing 2.5%
NIKE, Inc. Class B	25,800	$1,766,268
Banks - Money Center 2.8%
Citigroup, Inc.	41,400	2,009,556
Beverages - Alcoholic 3.3%
Anheuser-Busch Companies, Inc.	45,000	2,370,600
Building - Heavy Construction 1.5%
Chicago Bridge & Iron Company NV	36,000	1,040,400
Commercial Services - Advertising 1.7%
Omnicom Group, Inc.	14,000	1,222,620
Computer - IT Services 3.8%
Amdocs, Ltd. (b)	44,300	995,864
International Business Machines Corporation	11,700	1,084,356
Unisys Corporation (b)	46,000	683,100

		2,763,320
Computer - Local Networks 2.4%
Cisco Systems, Inc. (b)	70,200	1,705,158
Computer - Manufacturers 2.0%
Dell, Inc. (b)	42,500	1,443,300
Computer Software - Desktop 4.0%
Microsoft Corporation	103,300	2,844,882
Computer Software - Education/Entertainment 2.3%
Electronic Arts, Inc. (b)	35,000	1,672,300
Computer Software - Enterprise 1.2%
Oracle Systems Corporation (b)	65,000	858,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG LARGE COMPANY GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer Software - Financial 1.0%
Intuit, Inc. (b)	14,000	$740,740
Diversified Operations 5.9%
General Electric Company	96,000	2,974,080
United Technologies Corporation	13,000	1,232,010

		4,206,090
Electronics - Scientific Measuring 1.5%
Cognex Corporation	38,400	1,084,416
Electronics - Semiconductor Manufacturing 6.3%
Intel Corporation	61,800	1,989,960
NVIDIA Corporation (b)	41,000	953,250
National Semiconductor Corporation (b)	40,000	1,576,400

		4,519,610
Finance - Index Tracking Fund 1.1%
MSCI I Shares Emerging Markets Index	5,000	819,650
Finance - Mortgage & Related Services 1.7%
FNMA	16,100	1,208,466
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 1.3%
Pharmaceutical Holders Trust	11,500	914,250
Finance - Savings & Loan 1.0%
Washington Mutual, Inc.	18,000	722,160
Financial Services - Miscellaneous 1.8%
American Express Company	27,300	1,316,679
Food - Dairy Products 1.7%
Dean Foods Company (b)	37,500	1,232,625
Food - Miscellaneous Preparation 1.9%
PepsiCo, Inc.	29,000	1,351,980
Insurance - Diversified 2.9%
American International Group, Inc.	31,800	2,107,704
Internet - E*Commerce 4.4%
eBay,Inc. (b)	23,600	1,524,324
InterActiveCorp (b)	48,000	1,628,640

		3,152,964
Media - Cable TV 1.5%
Comcast Corporation Class A (b)	32,000	1,051,840
Media - Radio/TV 2.3%
Viacom, Inc. Class B	36,500	1,619,870
Medical - Biomedical/Biotechnology 5.8%
Amgen, Inc. (b)	40,400	2,496,720
Medimmune, Inc. (b)	30,700	779,780
Nektar Therapeutics (b)	67,500	918,675

		4,195,175
Medical - Drug/Diversified 2.2%
Johnson & Johnson	30,500	1,575,630
Medical - Ethical Drugs 5.7%
Merck & Company, Inc.	23,000	1,062,600
Pfizer, Inc.	86,180	3,044,739

		4,107,339
Medical - Generic Drugs 4.7%
Barr Laboratories, Inc. (b)	22,000	$1,692,900
Teva Pharmaceutical Industries, Ltd. ADR	29,200	1,655,932

		3,348,832
Medical - Products 1.7%
Alcon, Inc.	20,300	1,228,962
Medical/Dental - Services 2.4%
Aaipharma, Inc. (b)	20,000	502,400
Covance, Inc. (b)	45,000	1,206,000

		1,708,400
Metal Ores - Miscellaneous 1.3%
Freeport-McMoran Copper & Gold, Inc. Class B	22,000	926,860
Metal Products - Fasteners 1.5%
Illinois Tool Works, Inc.	13,000	1,090,830
Oil& Gas - United States Exploration & Production 1.2%
Devon Energy Corporation	14,417	825,517
Retail - Major Discount Chains 1.5%
Wal-Mart Stores, Inc.	19,800	1,050,390
Retail/Wholesale - Building Products 1.9%
Lowe’s Companies, Inc.	25,100	1,390,289
Retail/Wholesale - Jewelry 1.9%
Tiffany & Company	30,600	1,383,120
Soap & Cleaning Preparations 1.5%
The Procter & Gamble Company	11,000	1,098,680
Telecommunications - Wireless Equipment 2.3%
Nokia Corporation Sponsored ADR	97,500	1,657,500

Total Common Stocks (Cost $62,915,131)		71,332,972

Short-Term Investments (a) 1.7%
Repurchase Agreements
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase Proceeds $1,200,350); Collateralized by: United States Government & Agency Issues (c)	$1,200,300	1,200,300

Total Short-Term Investments (Cost $1,200,300)		1,200,300

Total Investments in Securities (Cost $64,115,431) 101.1%		72,533,272
Other Assets and Liabilities, Net (1.1%)		(758,683)

NetAssets 100.0%		$71,774,589

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	See Note 2(K) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

	(In Thousands, Except Per Share Amounts)

	Strong Blue Chip Fund	Strong Discovery Fund	Strong Endeavor Fund
Assets:
Investments in Securities, at Value (Cost of $136,541, $145,861 and $3,751, respectively)	$176,397	$175,207	$4,524
Receivable for Securities Sold	—	1,123	22
Receivable for Fund Shares Sold	13	166	—
Dividends and Interest Receivable	66	28	2
Other Assets	81	27	5

Total Assets	176,557	176,551	4,553

Liabilities:
Payable for Securities Purchased	—	—	46
Payable for Fund Shares Redeemed	114	84	—
Payable Upon Return of Securities on Loan	—	9,614	—
Accrued Operating Expenses and Other Liabilities	133	60	7

Total Liabilities	247	9,758	53

Net Assets	$176,310	$166,793	$4,500

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$328,447	$138,569	$5,590
Undistributed Net Investment Income (Loss)	—	—	—
Undistributed Net Realized Gain (Loss)	(191,993)	(1,122)	(1,863)
Net Unrealized Appreciation (Depreciation)	39,856	29,346	773

Net Assets	$176,310	$166,793	$4,500

Capital Shares Outstanding (Unlimited Number Authorized)	15,862	8,452	483
Net Asset Value Per Share	$11.12	$19.73	$9.32

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

	(In Thousands, Except Per Share Amounts)

	Strong Large Cap Growth Fund	Strong U.S. Emerging Growth Fund
Assets:
Investments in Securities, at Value (Cost of $510,816 and $65,897, respectively)	$645,573	$100,160
Receivable for Securities Sold	9,045	—
Receivable for Fund Shares Sold	65	48
Dividends and Interest Receivable	189	6
Other Assets	70	13

Total Assets	654,942	100,227

Liabilities:
Payable for Securities Purchased	7,442	—
Payable for Fund Shares Redeemed	179	65
Payable Upon Return of Securities on Loan	2,938	—
Accrued Operating Expenses and Other Liabilities	252	47

Total Liabilities	10,811	112

Net Assets	$644,131	$100,115

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,061,010	$128,069
Undistributed Net Investment Income (Loss)	—	—
Undistributed Net Realized Gain (Loss)	(551,636)	(62,217)
Net Unrealized Appreciation (Depreciation)	134,757	34,263

Net Assets	$644,131	$100,115

Capital Shares Outstanding (Unlimited Number Authorized)	30,759	6,720

Net Asset Value Per Share	$20.94	$14.90

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Enterprise Fund
Assets:
Investments in Securities, at Value (Cost of $246,815)	$293,442
Receivable for Securities Sold	6,840
Receivable for Fund Shares Sold	5
Dividends and Interest Receivable	49
Other Assets	55

Total Assets	300,391

Liabilities:
Payable for Securities Purchased	775
Payable for Fund Shares Redeemed	209
Payable Upon Return of Securities on Loan	12,001
Accrued Operating Expenses and Other Liabilities	178

Total Liabilities	13,163

Net Assets	$287,228

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$572,444
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(331,842)
Net Unrealized Appreciation (Depreciation)	46,626

Net Assets	$287,228

Investor Class ($ and shares in full)
Net Assets	$249,220,769
Capital Shares Outstanding (Unlimited Number Authorized)	11,441,034

Net Asset Value Per Share	$21.78

Institutional Class ($ and shares in full)
Net Assets	$2,113,659
Capital Shares Outstanding (Unlimited Number Authorized)	96,657

Net Asset Value Per Share	$21.87

Advisor Class ($ and shares in full)
Net Assets	$1,689,567
Capital Shares Outstanding (Unlimited Number Authorized)	77,528

Net Asset Value Per Share	$21.79

Class K ($ and shares in full)
Net Assets	$34,204,312
Capital Shares Outstanding (Unlimited Number Authorized)	1,556,215

Net Asset Value Per Share	$21.98

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Growth 20 Fund
Assets:
Investments in Securities, at Value (Cost of $207,265)	$258,164
Receivable for Securities Sold	1,432
Receivable for Fund Shares Sold	18
Dividends and Interest Receivable	5
Other Assets	25

Total Assets	259,644

Liabilities:
Payable for Fund Shares Redeemed	589
Accrued Operating Expenses and Other Liabilities	163

Total Liabilities	752

Net Assets	$258,892

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$597,315
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(389,323)
Net Unrealized Appreciation (Depreciation)	50,900

Net Assets	$258,892

Investor Class ($ and shares in full)
Net Assets	$253,148,948
Capital Shares Outstanding (Unlimited Number Authorized)	19,533,240

Net Asset Value Per Share	$12.96

Advisor Class ($ and shares in full)
Net Assets	$5,743,199
Capital Shares Outstanding (Unlimited Number Authorized)	442,237

Net Asset Value Per Share	$12.99

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Growth Fund
Assets:
Investments in Securities, at Value (Cost of $1,322,182)	$1,771,128
Receivable for Securities Sold	6,647
Receivable for Fund Shares Sold	67
Dividends and Interest Receivable	384
Other Assets	112

Total Assets	1,778,338

Liabilities:
Payable for Securities Purchased	12,172
Payable for Fund Shares Redeemed	1,017
Payable Upon Return of Securities on Loan	21,625
Accrued Operating Expenses and Other Liabilities	609

Total Liabilities	35,423

Net Assets	$1,742,915

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$2,255,117
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(961,148)
Net Unrealized Appreciation (Depreciation)	448,946

Net Assets	$1,742,915

Investor Class ($ and shares in full)
Net Assets	$1,365,945,936
Capital Shares Outstanding (Unlimited Number Authorized)	79,461,537

Net Asset Value Per Share	$17.19

Institutional Class ($ and shares in full)
Net Assets	$311,311,912
Capital Shares Outstanding (Unlimited Number Authorized)	17,639,984

Net Asset Value Per Share	$17.65

Advisor Class ($ and shares in full)
Net Assets	$9,294,285
Capital Shares Outstanding (Unlimited Number Authorized)	543,982

Net Asset Value Per Share	$17.09

Class C ($ and shares in full)
Net Assets	$511,781
Capital Shares Outstanding (Unlimited Number Authorized)	30,052

Net Asset Value Per Share	$17.03

Class K ($ and shares in full)
Net Assets	$55,850,865
Capital Shares Outstanding (Unlimited Number Authorized)	3,212,827

Net Asset Value Per Share	$17.38

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2003

(In Thousands, Except As Noted)

Strong Large Company Growth Fund
Assets:
Investments in Securities, at Value (Cost of $64,115)	$72,533
Receivable for Securities Sold	2,158
Receivable for Fund Shares Sold	176
Dividends and Interest Receivable	47
Other Assets	18

Total Assets	74,932

Liabilities:
Payable for Securities Purchased	3,116
Payable for Fund Shares Redeemed	13
Accrued Operating Expenses and Other Liabilities	28

Total Liabilities	3,157

Net Assets	$71,775

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$72,858
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(9,501)
Net Unrealized Appreciation (Depreciation)	8,418

Net Assets	$71,775

Investor Class ($ and shares in full)
Net Assets	$70,748,434
Capital Shares Outstanding (Unlimited Number Authorized)	5,296,582

Net Asset Value Per Share	$13.36

Class K ($ and shares in full)
Net Assets	$1,026,155
Capital Shares Outstanding (Unlimited Number Authorized)	76,602

Net Asset Value Per Share	$13.40

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Blue Chip Fund	Strong Discovery Fund	Strong Endeavor Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $1,$4 and $0, respectively)	$1,468	$1,031	$32
Dividends – Affiliated Issuers	—	5	—
Interest	63	105	1

Total Income	1,531	1,141	33

Expenses:
Investment Advisory Fees	883	1,126	34
Administrative Fees	530	375	13
Custodian Fees	13	28	7
Shareholder Servicing Costs	1,302	510	25
Reports to Shareholders	207	99	4
12b-1 Fees	—	—	11
Professional Fees	26	27	11
Federal and State Registration Fees	17	26	18
Other	51	23	3

Total Expenses before Expense Offsets	3,029	2,214	126
Expense Offsets (Note 4)	(127)	(61)	(43)

Expenses, Net	2,902	2,153	83

Net Investment Income (Loss)	(1,371)	(1,012)	(50)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	(20,202)	19,126	521
Net Change in Unrealized Appreciation/Depreciation on Investments	67,883	30,925	801

Net Gain (Loss) on Investments	47,681	50,051	1,322

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,310	$49,039	$1,272

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Large Cap Growth Fund	Strong U.S. Emerging Growth Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $21 and $0, respectively)	$4,741	$24
Dividends – Affiliated Issuers	1	—
Interest	173	16

Total Income	4,915	40

Expenses:
Investment Advisory Fees	3,504	610
Administrative Fees	1,906	244
Custodian Fees	60	13
Shareholder Servicing Costs	2,071	451
Reports to Shareholders	350	58
Other	202	56

Total Expenses before Expense Offsets	8,093	1,432
Expense Offsets (Note 4)	(146)	(67)

Expenses, Net	7,947	1,365

Net Investment Income (Loss)	(3,032)	(1,325)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	31,449	7,047
Written Options	254	—
Futures Contracts	4,629	—

Net Realized Gain (Loss)	36,332	7,047
Net Change in Unrealized Appreciation/Depreciation on:
Investments	117,355	26,088
Futures Contracts	490	—

Net Change in Unrealized Appreciation/Depreciation	117,845	26,088

Net Gain (Loss) on Investments	154,177	33,135

Net Increase (Decrease) in Net Assets Resulting from Operations	$151,145	$31,810

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Enterprise Fund	Strong Growth 20 Fund
Income:
Dividends (net of foreign withholding taxes of $15 and $12, respectively)	$824	$386
Interest	127	158

Total Income	951	544

Expenses (Note 4):
Investment Advisory Fees	1,953	1,995
Administrative Fees	769	797
Custodian Fees	28	23
Shareholder Servicing Costs	1,717	1,481
Reports to Shareholders	325	241
12b-1 Fees	4	17
Federal and State Registration Fees	53	32
Other	107	80

Total Expenses before Expense Offsets	4,956	4,666
Expense Offsets	(399)	(124)

Expenses, Net	4,557	4,542

Net Investment Income (Loss)	(3,606)	(3,998)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	41,662	24,221
Written Options	—	(460)
Futures Contracts	—	1,104

Net Realized Gain (Loss)	41,662	24,865
Net Change in Unrealized Appreciation/Depreciation on Investments	43,963	43,224

Net Gain (Loss) on Investments	85,625	68,089

Net Increase (Decrease) in Net Assets Resulting from Operations	$82,019	$64,091

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2003

	(In Thousands)

	Strong Growth Fund	Strong Large Company Growth Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $56 and $1, respectively)	$7,279	$411
Dividends – Affiliated Issuers	50	—
Interest	274	34

Total Income	7,603	445

Expenses (Note 4):
Investment Advisory Fees	12,665	330
Administrative Fees	4,301	132
Custodian Fees	123	14
Shareholder Servicing Costs	5,546	102
Reports to Shareholders	1,086	30
12b-1 Fees	29	110
Federal and State Registration Fees	87	45
Other	458	13

Total Expenses before Expense Offsets	24,295	776
Expense Offsets	(406)	(129)

Expenses, Net	23,889	647

Net Investment Income (Loss)	(16,286)	(202)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	145,678	1,276
Written Options	(587)	—
Futures Contracts	834	—

Net Realized Gain (Loss)	145,925	1,276
Net Change in Unrealized Appreciation/Depreciation on:
Investments	320,871	8,628
Written Options	(271)	—

Net Change in Unrealized Appreciation/Depreciation	320,600	8,628

Net Gain (Loss) on Investments	466,525	9,904

Net Increase (Decrease) in Net Assets Resulting from Operations	$450,239	$9,702

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Blue Chip Fund		Strong Discovery Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(1,371)	$(1,903)	$(1,012)	$(548)
Net Realized Gain (Loss)	(20,202)	(50,225)	19,126	(17,115)
Net Change in Unrealized Appreciation/Depreciation	67,883	(40,555)	30,925	(1,218)

Net Increase (Decrease) in Net Assets Resulting from Operations	46,310	(92,683)	49,039	(18,881)
Distributions:
From Net Investment Income	—	—	(7)	—
From Net Realized Gains	—	—	(1,805)	(4,117)

Total Distributions	—	—	(1,812)	(4,117)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(73,292)	(43,020)	(13,795)	(1,907)

Total Increase (Decrease) in Net Assets	(26,982)	(135,703)	33,432	(24,905)
NetAssets:
Beginning of Year	203,292	338,995	133,361	158,266

End of Year	$176,310	$203,292	$166,793	$133,361

Undistributed Net Investment Income (Loss)	$—	$—	$—	$7

	Strong Endeavor Fund		Strong Large Cap Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(50)	$(57)	$(3,032)	$(2,758)
Net Realized Gain (Loss)	521	(1,459)	36,332	(168,104)
Net Change in Unrealized Appreciation/Depreciation	801	(232)	117,845	(103,040)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,272	(1,748)	151,145	(273,902)
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(447)	(794)	(95,908)	(113,540)

Total Increase (Decrease) in NetAssets	825	(2,542)	55,237	(387,442)
Net Assets:
Beginning of Year	3,675	6,217	588,894	976,336

End of Year	$4,500	$3,675	$644,131	$588,894

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong U.S. Emerging Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(1,325)	$(1,384)
Net Realized Gain (Loss)	7,047	(22,207)
Net Change in Unrealized Appreciation/Depreciation	26,088	(8,450)

Net Increase (Decrease) in Net Assets Resulting from Operations	31,810	(32,041)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,891	4,156

Total Increase (Decrease) in Net Assets	41,701	(27,885)
Net Assets:
Beginning of Year	58,414	86,299

End of Year	$100,115	$58,414

Undistributed Net Investment Income (Loss)	$—	$—

	Strong Enterprise Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(3,606)	$(4,456)
Net Realized Gain (Loss)	41,662	(68,214)
Net Change in Unrealized Appreciation/Depreciation	43,963	(28,578)

Net Increase (Decrease) in Net Assets Resulting from Operations	82,019	(101,248)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,147)	(42,799)

Total Increase (Decrease) in Net Assets	57,872	(144,047)
Net Assets:
Beginning of Year	229,356	373,403

End of Year	$287,228	$229,356

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Growth 20 Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(3,998)	$(3,854)
Net Realized Gain (Loss)	24,865	(42,684)
Net Change in Unrealized Appreciation/Depreciation	43,224	(53,067)

Net Increase (Decrease) in Net Assets Resulting from Operations	64,091	(99,605)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,591	(81,964)

Total Increase (Decrease) in Net Assets	68,682	(181,569)
Net Assets:
Beginning of Year	190,210	371,779

End of Year	$258,892	$190,210

Undistributed Net Investment Income (Loss)	$—	$—

	Strong Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(16,286)	$(19,533)
Net Realized Gain (Loss)	145,925	(268,584)
Net Change in Unrealized Appreciation/Depreciation	320,600	(230,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	450,239	(518,752)
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(181,638)	(115,867)

Total Increase (Decrease) in Net Assets	268,601	(634,619)
Net Assets:
Beginning of Year	1,474,314	2,108,933

End of Year	$1,742,915	$1,474,314

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Large Company Growth Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002	Year Ended Sept. 30, 2002
Operations:
Net Investment Income (Loss)	$(202)	$14	$703
Net Realized Gain (Loss)	1,276	(1,310)	(4,671)
Net Change in Unrealized Appreciation/Depreciation	8,628	2,206	653

Net Increase (Decrease) in Net Assets Resulting from Operations	9,702	910	(3,315)
Distributions:
From Net Investment Income:
Investor Class	(14)	(77)	(631)
From Net Realized Gains:
Investor Class	—	—	(69)

Total Distributions	(14)	(77)	(700)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	40,712	2,321	(10,937)

Total Increase (Decrease) in Net Assets	50,400	3,154	(14,952)
Net Assets:
Beginning of Year	21,375	18,221	33,173

End of Year	$71,775	$21,375	$18,221

Undistributed Net Investment Income (Loss)	$—	$14	$77

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG BLUE CHIP FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.62	$12.36	$16.56	$20.99	$18.10	$13.24
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.08)	(0.06)	(0.01)	(0.09)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	2.59	(3.66)	(4.14)	(3.42)	2.98	4.90

Total from Investment Operations	2.50	(3.74)	(4.20)	(3.43)	2.89	4.86
Less Distributions:
From Net Investment Income	—	—	—	—	—	(0.00	)(c)
From Net Realized Gains	—	—	—	(1.00)	—	—

Total Distributions	—	—	—	(1.00)	—	(0.00	)(c)

Net Asset Value, End of Period	$11.12	$8.62	$12.36	$16.56	$20.99	$18.10

Ratios and Supplemental Data
Total Return	+29.0%	–30.3%	–25.4%	–16.4%	+16.0%	+36.7%
Net Assets, End of Period (In Millions)	$176	$203	$339	$499	$616	$485
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7%	1.6%	1.4%	1.1%*	1.1%	1.2%
Ratio of Expenses to Average Net Assets	1.7%	1.6%	1.4%	1.1%*	1.1%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%	(0.7)%	(0.4)%	(0.2)%*	(0.5)%	(0.3)%
Portfolio Turnover Rate	268.5%	214.0%	203.9%	21.2%	67.9%	75.4%

STRONG DISCOVERY FUND

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.42		$16.84	$16.39	$18.64	$17.95
Income From Investment Operations:
Net Investment Income (Loss)	(0.12)		(0.06)	(0.08)	0.06	(0.17)
Net Realized and Unrealized Gains (Losses) on Investments	5.64		(1.91)	0.76	0.51	1.08

Total from Investment Operations	5.52		(1.97)	0.68	0.57	0.91
Less Distributions:
From Net Investment Income	(0.00	)(c)	—	—	(0.04)	—
From Net Realized Gains	(0.21)		(0.45)	(0.23)	(2.78)	(0.22)

Total Distributions	(0.21)		(0.45)	(0.23)	(2.82)	(0.22)

Net Asset Value, End of Period	$19.73		$14.42	$16.84	$16.39	$18.64

Ratios and Supplemental Data
Total Return	+38.3%		–12.1%	+4.2%	+4.0%	+5.3%
Net Assets, End of Period (In Millions)	$167		$133	$158	$165	$187
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%		1.5%	1.5%	1.5%	1.4%
Ratio of Expenses to Average Net Assets	1.4%		1.5%	1.5%	1.5%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.7)%		(0.4)%	(0.5)%	0.3%	(0.7)%
Portfolio Turnover Rate	302.2%		420.0%	501.7%	481.8%	214.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ENDEAVOR FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.03	$9.94	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	(0.11)	(0.06	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	2.39	(2.80)	0.00	(d)

Total from Investment Operations	2.29	(2.91)	(0.06)
Less Distributions:
From Net Investment Income	—	—	—

Total Distributions	—	—	—

Net Asset Value, End of Period	$9.32	$7.03	$9.94

Ratios and Supplemental Data
Total Return	+32.6%	–29.3%	–0.6%
Net Assets, End of Period (In Millions)	$5	$4	$6
Ratio of Expenses to Average Net Assets before Expense Offsets	2.8%	2.7%	3.1	%*
Ratio of Expenses to Average Net Assets	1.9%	1.9%	2.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%	(1.2)%	(1.2	)%*
Portfolio Turnover Rate	243.0%	416.8%	391.8%

STRONG LARGE CAP GROWTH FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(e)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$16.51	$23.55	$34.77		$45.49	$41.52	$29.10
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	(0.08)	(0.02)		0.01	(0.16)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	4.53	(6.96)	(11.20)		(4.81)	12.01	12.84

Total from Investment Operations	4.43	(7.04)	(11.22)		(4.80)	11.85	12.81
Less Distributions:
From Net Investment Income	—	—	(0.00	)(d)	—	—	(0.01)
From Net Realized Gains	—	—	—		(5.92)	(7.88)	(0.38)

Total Distributions	—	—	(0.00	)(d)	(5.92)	(7.88)	(0.39)

Net Asset Value, End of Period	$20.94	$16.51	$23.55		$34.77	$45.49	$41.52

Ratios and Supplemental Data
Total Return	+26.8%	–29.9%	–32.3%		–10.3%	+28.1%	+44.3%
Net Assets, End of Period (In Millions)	$644	$589	$976		$1,574	$1,769	$1,253
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%	1.2%	1.1%		1.0%*	1.0%	1.0%
Ratio of Expenses to Average Net Assets	1.3%	1.2%	1.1%		1.0%*	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%	(0.4)%	(0.1)%		0.1%*	(0.4)%	(0.1)%
Portfolio Turnover Rate	253.4%	443.2%	468.7%		68.6%	455.0%	402.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from April 6, 2001 (commencement of class) to December 31, 2001.
(c)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(d)	Amount calculated is less than $0.005.
(e)	In 2000, the Fund changed its fiscal year-end from October to December.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG U.S. EMERGING GROWTH FUND

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.02	$15.17	$19.17	$19.59	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.20)	(0.24)	(0.23)	(0.19)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	5.08	(4.91)	(3.77)	0.22	9.99

Total from Investment Operations	4.88	(5.15)	(4.00)	0.03	9.88
Less Distributions:
From Net Realized Gains	—	—	—	(0.45)	(0.29)

Total Distributions	—	—	—	(0.45)	(0.29)

Net Asset Value, End of Period	$14.90	$10.02	$15.17	$19.17	$19.59

Ratios and Supplemental Data
Total Return	+48.7%	–34.0%	–20.9%	+0.3%	+98.9%
Net Assets, End of Period (In Millions)	$100	$58	$86	$112	$36
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%	1.9%	1.6%	1.4%	1.9%
Ratio of Expenses to Average Net Assets	1.7%	1.9%	1.6%	1.4%	1.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.6)%	(1.8)%	(1.5)%	(1.2)%	(1.5)%
Portfolio Turnover Rate	100.3%	171.5%	168.2%	186.8%	281.1%

STRONG ENTERPRISE FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.90	$22.14		$28.37	$41.24	$14.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.30)	(0.28	)(b)	(0.31)	(0.28)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	6.18	(5.96)		(5.92)	(12.04)	27.43

Total from Investment Operations	5.88	(6.24)		(6.23)	(12.32)	27.34
Less Distributions:
From Net Realized Gains	—	—		—	(0.55)	(0.84)

Total Distributions	—	—		—	(0.55)	(0.84)

Net Asset Value, End of Period	$21.78	$15.90		$22.14	$28.37	$41.24

Ratios and Supplemental Data
Total Return	+37.0%	–28.2%		–22.0%	–29.8%	+187.8%
Net Assets, End of Period (In Millions)	$249	$224		$372	$575	$571
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%	2.0%		1.8%	1.4%	1.4%
Ratio of Expenses to Average Net Assets	1.8%	2.0%		1.8%	1.4%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%	(1.5)%		(1.2)%	(0.7)%	(1.0)%
Portfolio Turnover Rate(c)	261.2%	376.8%		629.8%	473.7%	178.1%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ENTERPRISE FUND — INSTITUTIONAL CLASS

	Period Ended Dec. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.34
Income From Investment Operations:
Net Investment Income (Loss)	(0.06)
Net Realized and Unrealized Gains (Losses) on Investments	3.59

Total from Investment Operations	3.53
Less Distributions:
From Net Investment Income	—

Total Distributions	—

Net Asset Value, End of Period	$21.87

Ratios and Supplemental Data
Total Return	+19.3%
Net Assets, End of Period (In Millions)	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2	%*
Ratio of Expenses to Average Net Assets	1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.7	)%*
Portfolio Turnover Rate(c)	261.2%

STRONG ENTERPRISE FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.86	$22.04		$28.31	$51.32
Income From Investment Operations:
Net Investment Income (Loss)	(0.23)	(0.24	)(e)	(0.21)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	6.16	(5.94)		(6.06)	(22.43)

Total from Investment Operations	5.93	(6.18)		(6.27)	(22.46)
Less Distributions:
From Net Realized Gains	—	—		—	(0.55)

Total Distributions	—	—		—	(0.55)

Net Asset Value, End of Period	$21.79	$15.86		$22.04	$28.31

Ratios and Supplemental Data
Total Return	+37.4%	–28.0%		–22.2%	–43.7%
Net Assets, End of Period (In Millions)	$2	$1		$1	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%	1.8%		2.1%	2.0%*
Ratio of Expenses to Average Net Assets	1.5%	1.8%		2.1%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%	(1.3)%		(1.6)%	(1.2)%*
Portfolio Turnover Rate(c)	261.2%	376.8%		629.8%	473.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from June 30, 2003 (commencement of class) to December 31, 2003.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ENTERPRISE FUND — CLASS K

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$15.94	$16.32
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	(0.04	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	6.14	(0.34)

Total from Investment Operations	6.04	(0.38)
Less Distributions:
From Net Investment Income	—	—

Total Distributions	—	—

Net Asset Value, End of Period	$21.98	$15.94

Ratios and Supplemental Data
Total Return	+37.9%	–2.3%
Net Assets, End of Period (In Millions)	$34	$4
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%	1.3	%*
Ratio of Expenses to Average Net Assets	1.2%	1.1	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%	(0.6	)%*
Portfolio Turnover Rate(d)	261.2%	376.8%

STRONG GROWTH 20 FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.19		$14.74	$25.13	$30.63	$15.44
Income From Investment Operations:
Net Investment Income (Loss)	(0.17	)(c)	(0.21)	(0.15)	(0.10)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	2.94		(4.34)	(10.24)	(3.05)	16.60

Total from Investment Operations	2.77		(4.55)	(10.39)	(3.15)	16.52
Less Distributions:
From Net Realized Gains	—		—	—	(2.35)	(1.33)

Total Distributions	—		—	—	(2.35)	(1.33)

Net Asset Value, End of Period	$12.96		$10.19	$14.74	$25.13	$30.63

Ratios and Supplemental Data
Total Return	+27.2%		–30.9%	–41.4%	–10.3%	+109.5%
Net Assets, End of Period (In Millions)	$253		$184	$361	$766	$466
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%		1.9%	1.5%	1.3%	1.4%
Ratio of Expenses to Average Net Assets	1.7%		1.9%	1.5%	1.3%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5)%		(1.5)%	(0.8)%	(0.4)%	(0.6)%
Portfolio Turnover Rate(d)	318.1%		460.8%	658.7%	521.0%	432.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH 20 FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.19		$14.69	$25.06	$36.61
Income From Investment Operations:
Net Investment Income (Loss)	(0.15	)(d)	(0.15)	(0.12)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	2.95		(4.35)	(10.25)	(9.18)

Total from Investment Operations	2.80		(4.50)	(10.37)	(9.20)
Less Distributions:
From Net Realized Gains	—		—	—	(2.35)

Total Distributions	—		—	—	(2.35)

Net Asset Value, End of Period	$12.99		$10.19	$14.69	$25.06

Ratios and Supplemental Data
Total Return	+27.5%		–30.6%	–41.4%	–25.2%
Net Assets, End of Period (In Millions)	$6		$7	$10	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.6%	1.6%	2.0%*
Ratio of Expenses to Average Net Assets	1.5%		1.6%	1.6%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3)%		(1.2)%	(0.9)%	(1.0)%*
Portfolio Turnover Rate(c)	318.1%		460.8%	658.7%	521.0%

STRONG GROWTH FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.21		$17.68		$27.05	$35.66	$23.25
Income From Investment Operations:
Net Investment Income (Loss)	(0.16	)(d)	(0.18	)(d)	(0.15)	(0.17)	(0.18)
Net Realized and Unrealized Gains (Losses) on Investments	4.14		(4.29)		(9.15)	(3.21)	17.08
Total from Investment Operations	3.98		(4.47)		(9.30)	(3.38)	16.90
Less Distributions:
From Net Realized Gains	—		—		(0.07)	(5.23)	(4.49)

Total Distributions	—		—		(0.07)	(5.23)	(4.49)

Net Asset Value, End of Period	$17.19		$13.21		$17.68	$27.05	$35.66

Ratios and Supplemental Data
Total Return	+30.1%		–25.3%		–34.4%	–9.2%	+75.1%
Net Assets, End of Period (In Millions)	$1,366		$1,256		$2,022	$3,411	$3,354
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%		1.6%		1.4%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.5%		1.6%		1.4%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%		(1.2)%		(0.7)%	(0.6)%	(0.8)%
Portfolio Turnover Rate(c)	138.8%		248.5%		399.8%	366.3%	324.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.48		$17.91		$27.17	$43.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.07	)(c)	(0.08	)(c)	(0.02)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	4.24		(4.35)		(9.17)	(11.33)

Total from Investment Operations	4.17		(4.43)		(9.19)	(11.34)
Less Distributions:
From Net Realized Gains	—		—		(0.07)	(5.23)

Total Distributions	—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$17.65		$13.48		$17.91	$27.17

Ratios and Supplemental Data
Total Return	+30.9%		–24.7%		–33.8%	–25.7%
Net Assets, End of Period (In Millions)	$311		$195		$73	$18
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%		0.9%		0.9%	0.8%*
Ratio of Expenses to Average Net Assets	0.9%		0.9%		0.9%	0.8%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%		(0.5)%		(0.3)%	(0.1)%*
Portfolio Turnover Rate(d)	138.8%		248.5%		399.8%	366.3%

STRONG GROWTH FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.14		$17.58		$26.96	$43.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.16	)(c)	(0.17	)(c)	(0.15)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	4.11		(4.27)		(9.16)	(11.53)

Total from Investment Operations	3.95		(4.44)		(9.31)	(11.55)
Less Distributions:
From Net Realized Gains	—		—		(0.07)	(5.23)

Total Distributions	—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$17.09		$13.14		$17.58	$26.96

Ratios and Supplemental Data
Total Return	+30.1%		–25.3%		–34.5%	–26.2%
Net Assets, End of Period (In Millions)	$9		$10		$14	$4
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.6%		1.6%	2.0%*
Ratio of Expenses to Average Net Assets	1.6%		1.6%		1.6%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%		(1.2)%		(1.0)%	(0.9)%*
Portfolio Turnover Rate(d)	138.8%		248.5%		399.8%	366.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH FUND — CLASS C

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.21		$13.44
Income From Investment Operations:
Net Investment Income (Loss)	(0.32	)(d)	0.00	(c)(d)
Net Realized and Unrealized Gains (Losses) on Investments	4.14		(0.23)

Total from Investment Operations	3.82		(0.23)
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$17.03		$13.21

Ratios and Supplemental Data
Total Return	+28.9%		–1.7%
Net Assets, End of Period (In Millions)	$1		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.3%		2.3	%*
Ratio of Expenses to Average Net Assets	2.5%		2.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.0)%		0.0	%(c)
Portfolio Turnover Rate(f)	138.8%		248.5%

STRONG GROWTH FUND — CLASS K

	Year Ended
	Dec. 31, 2003		Dec. 31, 2002(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.29		$13.53
Income From Investment Operations:
Net Investment Income (Loss)	(0.08	)(d)	(0.01	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	4.17		(0.23)

Total from Investment Operations	4.09		(0.24)
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$17.38		$13.29

Ratios and Supplemental Data
Total Return	+30.8%		–1.8%
Net Assets, End of Period (In Millions)	$56		$13
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%		1.3	%*
Ratio of Expenses to Average Net Assets	1.0%		1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%		(0.7	)%*
Portfolio Turnover Rate(f)	138.8%		248.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 26, 2002 (commencement of class) to December 31, 2002.
(c)	Amount calculated is less than $0.005 or 0.05%.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG LARGE COMPANY GROWTH FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002(b)		Sept. 30, 2002(e)	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.66	$10.25		$12.17	$19.15	$13.12	$9.80
Income From Investment Operations:
Net Investment Income	(0.04)	0.00	(c)	0.31	0.32	0.29	0.18
Net Realized and Unrealized Gains (Losses) on Investments	2.75 (f)	0.45		(1.93)	(5.09)	6.26	3.33

Total from Investment Operations	2.71	0.45		(1.62)	(4.77)	6.55	3.51
Less Distributions:
From Net Investment Income	(0.01)	(0.04)		(0.27)	(0.32)	(0.27)	(0.19)
From Net Realized Gains	—	—		(0.03)	(1.89)	(0.25)	—

Total Distributions	(0.01)	(0.04)		(0.30)	(2.21)	(0.52)	(0.19)

Net Asset Value, End of Period	$13.36	$10.66		$10.25	$12.17	$19.15	$13.12

Ratios and Supplemental Data
Total Return	+25.4%	+4.4%		–13.7%	–26.2%	+50.7%	+36.0%
Net Assets, End of Period (In Millions)	$71	$21		$18	$33	$37	$9
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%	1.9	%*	1.7%	1.6%	1.6%	3.1%
Ratio of Expenses to Average Net Assets	1.5%	1.3	%*	1.5%	1.5%	1.5%	1.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%	0.2	%*	2.3%	2.2%	1.8%	1.5%
Portfolio Turnover Rate(d)	229.0%	71.8%		311.3%	285.3%	180.8%	120.2%

STRONG LARGE COMPANY GROWTH FUND — CLASS K

	Period Ended
	Dec. 31, 2003(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.96
Income From Investment Operations:
Net Investment Income	(0.00	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	1.44	(h)

Total from Investment Operations	1.44
Less Distributions:
From Net Investment Income	—

Total Distributions	—

Net Asset Value, End of Period	$13.40

Ratios and Supplemental Data
Total Return	+12.0%
Net Assets, End of Period (In Millions)	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1	%*
Ratio of Expenses to Average Net Assets	0.9	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.0	)%*(c)
Portfolio Turnover Rate(d)	229.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2002, the Fund changed its fiscal year-end from September to December.
(c)	Amount calculated is less than $0.005 or 0.05%.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(f)	Includes $0.01 in redemption fees (Note 2Q).
(g)	For the period from June 30, 2003 (commencement of class) to December 31, 2003.
(h)	Includes $0.02 in redemption fees (Note 2Q).

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

The accompanying financial statements represent the following Strong Growth Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Blue Chip Fund(1) (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Discovery Fund(1) (a series fund of Strong Discovery Fund, Inc.)

•	Strong Endeavor Fund(1) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Large Cap Growth Fund(1) (a series fund of Strong Large Cap Growth Fund, Inc.)

•	Strong U.S. Emerging Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Enterprise Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth 20 Fund(2) (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Large Company Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

(1) Diversified Fund.

(2) Non-diversified Fund.

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund and Strong U.S. Emerging Growth Fund offer Investor Class shares. Strong Enterprise Fund offers Investor Class, Institutional Class, Advisor Class and Class K shares. Strong Growth 20 Fund offers Investor Class and Advisor Class shares. Strong Growth Fund offers Investor Class, Institutional Class, Advisor Class, Class C and Class K shares. Strong Large Company Growth Fund offers Investor Class and Class K shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are available to investors that meet certain higher initial investment minimums, Advisor Class shares and Class C shares are available only through financial professionals and Class K shares are primarily available through retirement plans.

Effective June 30, 2003 (public launch July 1, 2003), Strong Enterprise Fund issued an additional class of shares: Institutional Class shares.

Effective June 30, 2003 (public launch July 1, 2003), Strong Large Company Growth Fund issued an additional class of shares: Class K shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The Funds held no restricted and illiquid securities at December 31, 2003.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund and Strong Large Company Growth Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually. Strong Blue Chip Fund generally pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At December 31, 2003, Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund and Strong Growth Fund had securities with a market value of $9,385,417, $2,875,220, $11,711,132 and $21,103,774, respectively, on loan and had received $9,613,785, $2,938,091, $12,001,350 and $21,624,999, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2003, the securities lending income totaled $20,642, $17,267, $35,363 and $40,560 for Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund and Strong Growth Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(Q)	Redemption Fees — Investor Class shares of Strong Large Company Growth Fund held for less than one year are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund. The amount collected for the year is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class C	Class K
Strong Blue Chip Fund	0.50%		0.30%	*	*	*	*
Strong Discovery Fund	0.75%		0.25%	*	*	*	*
Strong Endeavor Fund	0.75	%(1)	0.30%	*	*	*	*
Strong Large Cap Growth Fund	0.60	%(2)	0.30%	*	*	*	*
Strong U.S. Emerging Growth Fund	0.75	%(1)	0.30%	*	*	*	*
Strong Enterprise Fund	0.75	%(1)	0.30%	0.02%	0.30%	*	0.25%
Strong Growth 20 Fund	0.75	%(1)	0.30%	*	0.30%	*	*
Strong Growth Fund	0.75	%(1)	0.30%	0.02%	0.30%	0.30%	0.25%
Strong Large Company Growth Fund	0.75	%(1)	0.30%	*	*	*	0.25%

*	Does not offer share class.
(1)	The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.
(2)	The Investment Advisory fees are 0.60% for first $35 million assets and 0.55% for assets over $35 million.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Investor Class shares of the Strong Large Company Growth Fund to keep Total Annual Operating Expenses at no more than 1.50%. This agreement may only be terminated by the Board of Directors of the Funds. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses until May 1, 2004, to keep Total Annual Operating Expenses of the Investor Class of Strong Endeavor Fund and Strong Enterprise Fund at no more than 2.00%, Class K of Strong Enterprise Fund at no more than 1.20% and Class K of Strong Growth Fund and Strong Large Company Growth Fund at no more than 0.99%.

Transfer agent and related service fees for the Investor Class shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, Class C and Class K shares are paid at an annual rate of 0.015%, 0.20%, 0.20% and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Next Century Growth Investors, LLC (“Next Century Growth”), an affiliate of the Advisor, manages the investments of Strong U.S. Emerging Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

Strong Endeavor Fund, Strong Large Company Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Investor Class shares of Strong Endeavor Fund and Strong Large Company Growth Fund, the Advisor Class shares of Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund and the Class C shares of Strong Growth Fund. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares and the Advisor Class shares and 1.00% for Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class’ shares. See Note 4.

Strong Growth Fund’s Class C shares have a 1.00% contingent deferred sales charge if shares are sold within one year of their original purchase date. For the year ended December 31, 2003, the Distributor received no aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Growth Fund. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Sales charges may be waived in limited circumstances.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2003, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Blue Chip Fund	$102,931	$1,305,244	$12,811	$5,503
Strong Discovery Fund	45,733	510,815	3,476	3,320
Strong Endeavor Fund	2,602	25,661	59	823
Strong Large Cap Growth Fund	185,682	2,074,020	27,895	16,363
Strong U.S. Emerging Growth Fund	38,383	453,338	2,054	1,939
Strong Enterprise Fund	115,183	1,724,100	22,580	6,532
Strong Growth 20 Fund	124,379	1,484,673	11,768	5,924
Strong Growth Fund	465,893	5,557,652	63,668	38,950
Strong Large Company Growth Fund	11,468	102,888	3,555	1,099

4.	Expenses and Expense Offsets

For the year ended December 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Enterprise Fund
Investor Class	$714,844	$1,674,191	$317,891	$—	$26,238
Institutional Class*	154	113	2,604	—	6
Advisor Class	4,752	3,219	(616)	3,960	45
Class K	49,407	39,558	5,209	—	3,311
Strong Growth 20 Fund
Investor Class	777,538	1,467,358	240,871	—	14,931
Advisor Class	19,829	13,249	139	16,524	904
Strong Growth Fund
Investor Class	4,106,875	5,397,664	842,641	—	46,049
Institutional Class	53,110	40,351	233,566	—	27,208
Advisor Class	31,471	21,069	2,439	26,226	449
Class C	966	653	6,539	3,227	37
Class K	108,553	86,729	1,059	—	1,111
Strong Large Company Growth Fund
Investor Class	131,466	101,373	28,191	109,555	4,546
Class K*	576	462	1,777	—	61

*	For the period from June 30, 2003 to December 31, 2003.

For the year ended December 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Blue Chip Fund	$(39,114)	$—	$(87,365)	$(201)
Strong Discovery Fund	(9,290)	—	(51,624)	(510)
Strong Endeavor Fund	(37,609)	—	(5,792)	(4)
Strong Large Cap Growth Fund	(36,179)	—	(105,957)	(4,133)
Strong U.S. Emerging Growth Fund	(43,280)	—	(22,947)	(720)
Strong Enterprise Fund
Investor Class	(295,225)	—	—	—
Institutional Class*	(1,368)	—	—	—
Advisor Class	(1)	(7)	—	—
Class K	(21,174)	—	—	—
Fund Level	(15,411)	—	(65,118)	(1,017)
Strong Growth 20 Fund
Investor Class	(52,122)	—	—	—
Advisor Class	(4)	—	—	—
Fund Level	(14,615)	—	(56,518)	(1,150)
Strong Growth Fund
Investor Class	(3,132)	—	—	—
Institutional Class	(2)	—	—	—
Advisor Class	(5)	—	—	—
Class C	(5,912)	—	—	—
Class K	(107,579)	—	—	—
Fund Level	(96,943)	—	(189,496)	(3,192)
Strong Large Company Growth Fund
Investor Class	(71,361)	—	—	—
Class K*	(2,671)	—	—	—
Fund Level	(45,800)	—	(9,007)	(393)

*	For the period from June 30, 2003 to December 31, 2003.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Blue Chip Fund, Strong Large Cap Growth Fund and Strong Growth Fund had no borrowings under the LOC during the year. Strong Discovery Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund and Strong Growth 20 Fund had minimal borrowings during the year. The average daily balance, maximum amount outstanding and interest expense for Strong Endeavor Fund was $16,986, $700,000 and $285, respectively and for Strong Large Company Growth Fund was $74,247, $3,800,000 and $1,126, respectively, for the year ended December 31, 2003. At December 31, 2003, there were no outstanding borrowings by the Funds under the LOC.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2003, are as follows:

	Purchases	Sales
Strong Blue Chip Fund	$456,381,623	$506,711,045
Strong Discovery Fund	431,220,994	433,790,628
Strong Endeavor Fund	10,578,840	11,070,230
Strong Large Cap Growth Fund	1,556,179,164	1,619,608,420
Strong U.S. Emerging Growth Fund	88,839,991	80,163,984
Strong Enterprise Fund	658,049,752	686,883,665
Strong Growth 20 Fund	816,294,816	797,500,215
Strong Growth Fund	2,295,434,150	2,466,914,312
Strong Large Company Growth Fund	140,141,944	99,657,651

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2003.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Blue Chip Fund	$138,690,180	$37,706,390	$—	$37,706,390	$—	$—
Strong Discovery Fund	149,219,498	28,191,051	(2,203,268)	25,987,783	2,284,239	—
Strong Endeavor Fund	3,772,813	781,507	(29,950)	751,557	—	—
Strong Large Cap Growth Fund	532,657,830	114,598,614	(1,683,403)	112,915,211	—	—
Strong U.S. Emerging Growth Fund	66,314,045	34,426,884	(581,307)	33,845,577	—	—
Strong Enterprise Fund	250,287,726	46,821,324	(3,667,528)	43,153,796	—	—
Strong Growth 20 Fund	212,017,214	49,163,981	(3,017,045)	46,146,936	—	—
Strong Growth Fund	1,372,713,189	404,868,726	(6,454,338)	398,414,388	—	—
Strong Large Company Growth Fund	65,843,773	6,808,566	(119,067)	6,689,499	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2003 and 2002 and capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions		Long-Term Capital Gains Distributions
Strong Blue Chip Fund	$—	$—	$189,843,041	$—	$—		$—
Strong Discovery Fund	1,811,805	—	—	47,859	—		4,117,207
Strong Endeavor Fund	—	—	1,841,060	99	—		—
Strong Large Cap Growth Fund	—	—	523,964,290	5,676,937	—		—
Strong U.S. Emerging Growth Fund	—	—	61,799,533	—	—		—
Strong Enterprise Fund	—	—	327,970,652	398,910	—		—
Strong Growth 20 Fund	—	—	384,570,210	—	—		—
Strong Growth Fund	—	—	912,414,231	—	—		—
Strong Large Company Growth Fund	14,224	—	7,772,161	1,046	77,055	(1)	—	(1)

(1)	For the period from October 1, 2002 through December 31, 2002.

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Blue Chip Fund 0.0%, Strong Discovery Fund 100.0%, Strong Endeavor Fund 0.0%, Strong Large Cap Growth Fund 0.0%, Strong U.S. Emerging Growth Fund 0.0%, Strong Enterprise Fund 0.0%, Strong Growth 20 Fund 0.0%, Strong Growth Fund 0.0% and Strong Large Company Growth Fund 100.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Strong Blue Chip Fund 0.0%, Strong Discovery Fund 43.0%, Strong Endeavor Fund 0.0%, Strong Large Cap Growth Fund 0.0%, Strong U.S. Emerging Growth Fund 0.0%, Strong Enterprise Fund 0.0%, Strong Growth 20 Fund 0.0%, Strong Growth Fund 0.0% and Strong Large Company Growth Fund 0.0%.

Capital loss carryovers utilized during the year ended December 31, 2003 is as follows: Strong Blue Chip Fund $0, Strong Discovery Fund $10,213,054, Strong Endeavor Fund $441,570, Strong Large Cap Growth Fund $5,370,201, Strong U.S. Emerging Growth Fund $5,163,587, Strong Enterprise Fund $31,830,620, Strong Growth 20 Fund $15,813,626, Strong Growth Fund $114,554,778 and Strong Large Company Growth Fund $1,988,353.

8.	Capital Share Transactions

	Strong Blue Chip Fund		Strong Discovery Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$38,554,582	$58,579,917	$72,860,267	$106,826,156
Proceeds from Reinvestment of Distributions	—	—	1,765,655	4,008,647
Payment for Shares Redeemed	(111,846,495)	(101,599,557)	(88,420,497)	(112,742,042)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(73,291,913)	$(43,019,640)	$(13,794,575)	$(1,907,239)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	4,237,712	5,467,305	4,453,708	6,929,360
Issued in Reinvestment of Distributions	—	—	93,470	235,942
Redeemed	(11,971,115)	(9,308,147)	(5,340,622)	(7,318,812)

Net Increase (Decrease) in Shares	(7,733,403)	(3,840,842)	(793,444)	(153,510)

	Strong Endeavor Fund		Strong Large Cap Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$2,761,167	$2,639,463	$119,300,083	$92,753,828
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(3,208,236)	(3,433,944)	(215,208,135)	(206,294,132)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(447,069)	$(794,481)	$(95,908,052)	$(113,540,304)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	352,819	297,527	6,748,415	5,153,796
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(392,692)	(400,627)	(11,659,100)	(10,941,355)

Net Increase (Decrease) in Shares of the Fund	(39,873)	(103,100)	(4,910,685)	(5,787,559)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong U.S. Emerging Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$80,614,500	$120,177,180
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(70,723,291)	(116,020,955)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$9,891,209	$4,156,225

Transactions in Shares of the Fund Were as Follows:
Sold	6,579,270	9,702,326
Issued in Reinvestment of Distributions	—	—
Redeemed	(5,686,579)	(9,562,612)

Net Increase (Decrease) in Shares of the Fund	892,691	139,714

	Strong Enterprise Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$57,913,922	$101,776,889
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(108,083,036)	(148,882,956)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(50,169,114)	(47,106,067)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	2,440,911	—
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(571,699)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,869,212	—

ADVISOR CLASS
Proceeds from Shares Sold	794,357	849,133
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(860,789)	(481,554)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(66,432)	367,579

CLASS K CLASS
Proceeds from Shares Sold	27,685,600	4,310,980
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(3,466,148)	(371,572)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	24,219,452	3,939,408

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(24,146,882)	$(42,799,080)

	Strong Enterprise Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
	(Note 1)
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	3,153,308	5,339,599
Issued in Reinvestment of Distributions	—	—
Redeemed	(5,809,732)	(8,049,574)

Net Increase (Decrease) in Shares	(2,656,424)	(2,709,975)

INSTITUTIONAL CLASS
Sold	124,525	—
Issued in Reinvestment of Distributions	—	—
Redeemed	(27,868)	—

Net Increase (Decrease) in Shares	96,657	—

ADVISOR CLASS
Sold	41,765	44,794
Issued in Reinvestment of Distributions	—	—
Redeemed	(42,658)	(26,641)

Net Increase (Decrease) in Shares	(893)	18,153

CLASS K
Sold	1,484,422	270,110
Issued in Reinvestment of Distributions	—	—
Redeemed	(174,720)	(23,597)

Net Increase (Decrease) in Shares	1,309,702	246,513

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Growth 20 Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$215,730,444	$37,975,224
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(208,651,373)	(119,329,093)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,079,071	(81,353,869)

ADVISOR CLASS
Proceeds from Shares Sold	1,330,952	2,702,059
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(3,819,394)	(3,312,180)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,488,442)	(610,121)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$4,590,629	$(81,963,990)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	20,382,621	3,076,476
Issued in Reinvestment of Distributions	—	—
Redeemed	(18,867,469)	(9,577,471)

Net Increase (Decrease) in Shares	1,515,152	(6,500,995)

ADVISOR CLASS
Sold	116,482	218,805
Issued in Reinvestment of Distributions	—	—
Redeemed	(323,340)	(279,312)

Net Increase (Decrease) in Shares	(206,858)	(60,507)

	Strong Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$195,543,770	$212,362,800
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(449,810,001)	(501,568,269)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(254,266,231)	(289,205,469)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	97,951,922	176,034,058
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(53,916,690)	(15,602,302)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	44,035,232	160,431,756

ADVISOR CLASS
Proceeds from Shares Sold	4,568,184	4,515,364
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(7,899,492)	(5,576,741)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,331,308)	(1,061,377)

CLASS C
Proceeds from Shares Sold	385,777	100,000
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(48,846)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	336,931	100,000

CLASS K
Proceeds from Shares Sold	51,582,602	15,492,888
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(19,995,565)	(1,625,166)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	31,587,037	13,867,722

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(181,638,339)	$(115,867,368)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

	Strong Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	13,337,882	13,789,094
Issued in Reinvestment of Distributions	—	—
Redeemed	(28,947,288)	(33,083,023)

Net Increase (Decrease) in Shares	(15,609,406)	(19,293,929)

INSTITUTIONAL CLASS
Sold	6,457,458	11,454,780
Issued in Reinvestment of Distributions	—	—
Redeemed	(3,285,692)	(1,053,015)

Net Increase (Decrease) in Shares	3,171,766	10,401,765

ADVISOR CLASS
Sold	304,356	292,723
Issued in Reinvestment of Distributions	—	—
Redeemed	(503,466)	(362,829)

Net Increase (Decrease) in Shares	(199,110)	(70,106)

CLASS C
Sold	25,570	7,441
Issued in Reinvestment of Distributions	—	—
Redeemed	(2,959)	—

Net Increase (Decrease) in Shares	22,611	7,441

CLASS K
Sold	3,430,845	1,111,771
Issued in Reinvestment of Distributions	—	—
Redeemed	(1,204,449)	(125,340)

Net Increase (Decrease) in Shares	2,226,396	986,431

	Strong Large Company Growth Fund
	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002	Year Ended Sept. 30, 2002
	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$71,224,694	$4,988,861	$5,920,297
Proceeds from Reinvestment of Distributions	12,085	66,475	607,929
Proceeds from Redemption Fees	30,740	51	—
Payment for Shares Redeemed	(31,528,112)	(2,734,805)	(17,465,133)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	39,739,407	2,320,582	(10,936,907)

CLASS K
Proceeds from Shares Sold	1,000,551	—	—
Proceeds from Reinvestment of Distributions	—	—	—
Proceeds from Redemption Fees	626	—	—
Payment for Shares Redeemed	(28,718)	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	972,459	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$40,711,866	$2,320,582	$(10,936,907)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	5,804,010	470,973	467,109
Issued in Reinvestment of Distributions	1,118	6,242	49,733
Redeemed	(2,514,076)	(248,984)	(1,466,404)

Net Increase (Decrease) in Shares of the Fund	3,291,052	228,231	(949,562)

CLASS K
Sold	78,792	—	—
Issued in Reinvestment of Distributions	—	—	—
Redeemed	(2,190)	—	—

Net Increase (Decrease) in Shares of the Fund	76,602	—	—

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended December 31, 2003 is as follows:

	Balance of Shares Held Jan. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2003	Value Dec. 31, 2003	Dividend Income Jan. 1, 2003 - Dec. 31, 2003
Strong Discovery Fund
Strong Heritage Money Fund – Institutional Class	1,000,000	—	(1,000,000)	—	$—	$5,291
Strong Large Cap Growth Fund
Strong Heritage Money Fund – Institutional Class	6,200,000	—	(6,200,000)	—	—	1,113
Strong Growth Fund
Strong Heritage Money Fund – Institutional Class	12,700,000	—	(12,700,000)	—	—	50,219

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

10.	Special Meeting of Shareholders of Strong Advisor Mid Cap Growth Fund

On August 1, 2003, the Strong Advisor Mid Cap Growth Fund’s and Strong Growth Fund’s Board of Directors approved the reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003, which was adjourned. A new meeting date has not been set. Effective after the close of the market on August 22, 2003, the Strong Advisor Mid Cap Growth Fund was closed to new investors. Effective January 30, 2004, Strong Advisor Mid Cap Growth Fund was reopened to new investors.

11.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquiries will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund and Strong Large Company Growth Fund (all nine collectively constituting Strong Growth Funds, hereafter referred to as the “Funds”) at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with the accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40968 02-04

AGRO/WH2150 12-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Large Cap Growth Fund, Inc.	$24,144	$—	$2,119	$—

	2002
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Large Cap Growth Fund, Inc.	$17,266	$—	$3,966	$—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be provided by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $254,000 and $266,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports its files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Large Cap Growth Fund, Inc., on behalf of Strong Large Cap Growth Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: February 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: February 24, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: February 24, 2004